OMB APPROVAL
OMB Number: 3235-0570
Expires: August 31, 2010
Estimated average burden hours per response...18.9

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3615

Madison Mosaic Equity Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT

December 31, 2009

Madison Mosaic Equity Trust

•	Investors Fund

•	Balanced Fund

•	Disciplined Equity Fund

•	Mid-Cap Fund

•	Small/Mid-Cap Fund

[Madison Mosaic Logo]www.mosaicfunds.com

Contents

Management’s Discussion of Fund Performance
Review Period	1
Outlook	1
Investors Fund	2
Mid-Cap Fund	4
Small/Mid-Cap Fund	7
Disciplined Equity Fund	8
Balanced Fund	10
Portfolio of Investments
Investors Fund	12
Mid-Cap Fund	13
Small/Mid-Cap Fund	14
Disciplined Equity Fund	16
Balanced Fund	18
Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	34
Other Information	35
Trustees and Officers	39

Management’s Discussion of Fund Performance

Review of Period

With a sense of relief, U.S. equity markets ended the year in much better form than they began 2009. Following the deep market losses of 2008, the first months of 2009 saw further market declines as we endured a severe recession, which some were characterizing as the start of a new depression. Housing was in disarray, the auto market had serious problems, unemployment was rising and the credit markets were deteriorating. There was widespread fear that the major banks would be nationalized and by early March, these factors had driven the market down by some 25% on top of the severe drop of 2008. In response, the government and Federal Reserve instituted an unprecedented stimulus campaign. The Fed lowered rates to close to zero and in February, a $787 billion stimulus package was signed into law. Over the course of the year, the government continued to introduce incentives to boost the economy, including the high visibility car trade-in program, "Cash for Clunkers," and an $8,000 tax benefit for first-time home buyers.

The global economic crisis seen in early 2009 sparked governments and central banks around the world to follow the U.S.’s lead in producing unprecedented monetary and fiscal action to ease liquidity, unclog credit markets, ensure financial stability and stimulate domestic demand. As we progressed through 2009, global economic data indicated continued improvement in the underlying fundamentals of the worldwide economy.

The global stimulus and upticks in leading economic indicators powered a sizable recovery in stock markets around the world, producing a record rally in a very short time. The massive government stimuli helped unfreeze the credit markets and produced a consensus that economic recovery was underway. In early March, market psychology shifted from fear to optimism, and as the markets rallied, some would say hyper-optimism. Even though domestic unemployment remained stubborn, peaking at 10.2% in October, the highest level in 26 years, the S&P 500 managed a very strong 26.5% return in 2009 with a 6.0% boost coming in the fourth quarter.

Sector leadership in the domestic markets was led by cyclical, economically sensitive sectors, such as Technology, Consumer Discretionary and Materials. The exception was strong performance from the traditionally defensive Health Care Sector which rebounded as health care reform initiatives appeared less onerous than expected. Telecommunications was the lagging sector, followed by Utilities and Energy. The appetite for risk was clearly apparent in the outperformance of lower-quality stocks over higher-quality and emerging markets over developed. In terms of company size, the rally was broad across capitalization ranges, with a general trend of smaller stocks within large-cap and mid-cap outperforming the larger stocks in their respective categories.

Outlook

With 2009 providing a turning point in the stock market and economy, our outlook for 2010 is optimistic, although tempered by the fact that the market has already enjoyed such a strong recovery. We expect the economy to improve in 2010, especially internationally. Corporate profitability should continue to expand behind solid margins, productivity gains and improving revenue growth. Even though interest rates may move upward, they should remain at a relatively low level, which is positive for valuations. We also see substantial assets still in cash and lower yielding bonds which could come back into the stock market and provide support. Although deep recessions, such as the one we have recently experienced, are historically followed by steep recoveries, we believe the current recovery will likely be slower than history might suggest due to some lingering headwinds. High unemployment, stagnant wage growth and the prospect of higher taxes are causing consumers to save more and spend less, crimping a key economic driver. Additionally, the financial system, while recovering, remains wounded as does the housing market. In general, we expect economic growth to be moderately positive but below the long-term trend line of 3-4%.

Management’s Discussion of Fund Performance (continued)

The explosive rally from the March 2009 lows was focused on lower quality and economically sensitive areas with the expectation that the economy would bounce back. This is characteristic of the first leg of a recovery. As the economy moves to the next leg, the market should take its direction from actual signs of improving economic and company fundamentals, which should be a boost for the solid, blue-chip companies we prefer in the Equity Trust portfolios.

Interview with portfolio managers Jay Sekelsky and Rich Eisinger

Can you summarize the performance of the funds in Equity Trust in 2009?

After the deep losses of 2008 and early 2009, it was admittedly a relief to see the strong rally that began in early March. However, as long-time shareholders know, a rapidly rising rally that rewards more cyclical and speculative companies is not the best environment for our investment discipline. As such, it was particularly rewarding to be able to outpace our benchmarks in our large-cap Investors, Disciplined Equity and Balanced Funds, even as we had more of the expected sort relative lag in the Mid-Cap and Small/Mid-Cap Funds. All of the funds reviewed in this report had strong relative performance in the market collapse of 2008 and we worked hard to take advantage of the market dislocations. We were well positioned to take advantage of the strong 2009 rebound, producing a two-year return which took much of the sting out of the worst market decline of our lifetimes

INVESTORS

How did the fund perform in 2009?

The Investors Fund ended the year with a gain of 33.73%, outpacing our S&P 500 benchmark’s 26.46% return, and the return of our historic Lipper peer group, Large-Cap Core, which was up 28.15%. However, our Morningstar peer group, Large Growth, is where you would expect to find many of the more speculative companies which led the 2009 market and this Index was up 35.68% for the year. In the end, we were very pleased with the results for Investors in 2009 since most of the year was characterized by a rapidly rising market that favored lower-quality, more cyclical and more speculative companies than the fund typically holds. Our outperformance over the benchmark S&P 500 was due to strong stock selection throughout the year, avoidance of any major problem stocks, and the manner in which we took advantage of the market dislocations in the first quarter. As fear was gripping the market and many investors were focused on the possibility of global financial collapse, companies were being sold off indiscriminately. We took advantage of that dislocation in the market to add some quality names to the fund, and we added to some of the financial names that other investors had given up on. These moves added to the fund’s strong results in 2009.

Have you made any significant changes to the portfolio since December 31, 2008?

Volatility can be unnerving to investors, but it is actually a boon for stock pickers. Emotional selling can drive down the price of all companies, regardless of their individual merits. As a result, we were particularly active over the first quarter of 2009 when we took advantage of opportunities presented by the market decline. For instance, we added to our high-quality financial holdings, such as Wells Fargo, as the market took down share prices indiscriminately, and were rewarded as these share prices rebounded over the remainder of the year. The Consumer Staples and Health Care Sectors lagged over the second quarter, and we found opportunities in these areas, taking some profits and trimming companies including Wells Fargo and adding new names, such as PepsiCo and Baxter. Baxter produces

Management’s Discussion of Fund Performance (continued)

health care products and devices, and was an example of a health care company whose stock price appeared to be unjustly punished as part of the legislative cloud hovering over the Health Care Sector. In the third quarter of 2009, our trading slowed and in the final months of the period, we carefully solidified the fund’s positions as we assessed the effect of the run-up in stock prices and began to prepare for what we anticipate will be a more challenging 2010. This produced some profit taking, a good example of which was our trimming of high-performer Google. We also saw opportunities to swap positions and sold the fund’s holdings in a number of companies, including Devon Energy, XTO Energy and health care holdings Medtronic and Zimmer. We replaced these companies with stocks we felt had stronger risk/reward ratios, including additional health care names Quest Diagnostics, United Health Care and St. Jude Medical. Among the new holdings outside of healthcare were Southwestern Energy Company, an oil and gas exploration company with a domestic focus, and Weatherford International, which supplies hardware and services to support oil and gas explorers. We also added a company that the fund has owned previously, Yum! Brands, which operates KFC, Pizza Hut and Taco Bell and has an impressive and growing international presence.

As a result of these moves, the fund’s holdings appear more defensive than in early or even mid-2009, with a heavier weighting in health care, which we believe should respond well once the proposed government initiatives are resolved. We continue to like technology, where the balance sheets strike us as outstanding, and where pent-up demand should drive revenue growth.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2009

FOR MADISON MOSAIC INVESTORS

% of net assets
Microsoft Corp.	3.84%
IBM Corp.	3.59%
PepsiCo, Inc.	3.54%
Johnson & Johnson	3.43%
Berkshire Hathaway Inc. - Class B	3.31%
Cisco Systems, Inc.	3.29%
Google Inc.-Class A	3.24%
Waste Management, Inc.	3.20%
Novartis AG - ADR	3.14%
Wal-Mart Stores Inc.	3.12%

What factors were the strongest contributors to fund performance?

We had broad success in our stock picking in 2009, with positive contributions and outperformance in every S&P 500 sector in which we had exposure. On an absolute basis, we saw the best performance in the Technology Sector, and on a relative basis we had the strongest performance compared with the index sectors in Consumer Staples and Health Care.

On an individual stock basis, the greatest contribution to our positive returns came from Google, Cisco Systems, Wells Fargo and Walt Disney, representing the Technology, Financial and Consumer Discretionary Sectors. We also had strong positive results from Consumer Staples holding Walgreen Co., Energy holding Schlumberger, and Industrial holding 3M, which gives a sense of the breadth of our performance results.

Management’s Discussion of Fund Performance (continued)

What factors were the largest constraints on performance?

With all sectors showing positive contribution to performance, it would be hard to pick on any general negative for the year. One trend that was certainly not in our favor was the decided outperformance of companies ranked in the lower quality segments by Standard & Poor’s. We tend to hold companies in the high-quality categories. Stocks rated A+ and A returned 27.9% and 22.9% respectively, while B and B- stocks returned 58.8% and 78.7%. This is the sort of result which helps explain why, for the year ended 2009, the Lipper Large-Cap Growth Index (up 38.5%) did so much better than the Lipper Large-Cap Core Index (up 28.1%), or the Lipper Large-Cap Value Index (up 25.0%).

In terms of individual stock performance, only five of the 55 stocks that the fund held at any time during the year actually produced negative returns. For carpet and flooring specialist Mohawk and insurer Aflac and conglomerate General Electric, we sold our positions in February through June, missing much of the year’s market rally. Two other holdings that were a drag were Energy Sector members Noble Corporation and Jacobs Engineering.

MID-CAP

How would you characterize the performance of Madison Mosaic Mid-Cap in 2009?

This was a challenging year for us, even as we produced a total return of 24.51%. While in absolute terms, this is a solid number, our results looked less attractive in a relative sense. After outperforming the Russell Mid-Cap¨ Index in 2006, 2007 and 2008, we were well short of this mark in 2009, as the Index returned 40.48%. Our Morningstar peer group, Mid-Cap Growth, was up 39.11%. This was a period in which smaller market stocks in the Mid-Cap Index beat larger market stocks, the stocks of cyclical companies beat more predictable companies, and companies with

Management’s Discussion of Fund Performance (continued)

weak balance sheets outperformed those with strong balance sheets. In a nutshell, the risk trade was on. Our discipline and holdings put us on the wrong side of each of these trends as we favor more predictable, high-quality businesses. In the end, we look back at 2009 as a year during which our investment style was out of favor. However, we believe we are in the late innings of the initial lower quality, speculative rally. As in previous recoveries, the market should eventually favor the higher quality, solid businesses we prefer for the long run.

Did you make any significant changes to the portfolio since December 31, 2008?

Although we began and ended the one-year period with almost the same number of holdings, a little over a third of the names are new to the portfolio as we managed through one of the more tumultuous markets on record. As market values dipped in the first quarter, we made a concerted effort to improve the long-term prospects for the portfolio. Among the new names added during this period were Covance, a contract research organization which stands to benefit from the outsourcing trend among drug developers, and EOG Resources, a producer of natural gas and oil. We also actively added to our holdings as the market dipped, buying additional shares of insurance broker Brown & Brown, Brown-Forman, Laboratory Corporation of America, and long-time-favorite insurer Markel.

Over the course of the subsequent quarters, we added several more new names to the portfolio, including Wabtec Corporation, which provides brake systems and other equipment to the rail and transport industry. We continued to find value in the health care industry, which labored for much of the year under the uncertainty of health care reform legislation. Varian Medical Systems, which produces equipment for cancer treatment, was selling at an attractive valuation level at the time of purchase due to concerns over health care reform and hospital spending.

In the third quarter, we benefited from the acquisition of long-time holding Odyssey Re. Toronto-based Fairfax Financial Holdings purchased the shares that they didn’t already own at a significant premium to their market price. While this was an immediate plus for the portfolio, it also meant the loss of a very good business and highly capable management team.

What factors were the strongest contributors to fund performance?

Once the market reversed in early March, the recovery was fast and furious. We had positive contributions to performance from companies across our major sectors. In terms of sector contribution, our largest boost came from Consumer Discretionary. In terms of individual holdings, we had exceptional returns from Starbucks, which was sold from the portfolio in September, and used-car retailer Carmax. Bed Bath and Beyond and Tiffany also snapped back strongly. We remain concerned over the long run over the spending habits of the domestic consumer given high debt levels and an ongoing contraction in consumer credit. Thus, we favor consumer names that have a demonstrated ability to take market share from weaker competitors. Other strong performers for the year were Brookfield Asset Management, Millipore, and Noble Corporation.

Management’s Discussion of Fund Performance (continued)

What factors were the largest constraints on performance?

In our opinion, the strongest headwind for relative performance was what we did not own, as opposed to what we did own. Similar to 2003, the riskier, deeply cyclical, more speculative stocks led the market. Stocks with lower quality rankings, lower returns on equity, and higher leverage significantly outperformed for the year. In addition, within the Russell Mid-Cap¨ Index, the smaller-cap tier significantly outperformed the larger-cap tier. In a sense, it was the perfect storm for our style. We tend to excel when risk is a part of the investment equation. In 2009, the assessment of risk was not at the top of investor’s priorities as can be ascertained by looking at credit spreads on lower-quality corporate bonds, which by the end of the year, were being priced as though a financial crisis had never happened.

In terms of sector contribution, our underweight position in technology stocks and stock selection among the industrials hindered performance. As for technology, we have historically had light exposure in this area as we have difficulty forecasting cash flow streams for many companies. Sustainable competitive advantages are often hard to come by in midcap technology as technological obsolescence is often a risk. In the Industrial Sector, we tend to own later cyclical, more predictable businesses. As in the Technology Sector, the more speculative stocks that suffered the most in the downturn tended to lead the way in 2009.

On an individual security basis, one of our newer holdings, ITT Educational Services, a for-profit educational concern, suffered from short term fears over student bad debt exposure and regulatory oversight. We believe the intrinsic value of this business will ultimately be recognized. Other drags on performance included Brown & Brown, which suffered from a soft insurance environment, and floor covering specialist Mohawk, which we sold when the stock rallied. In Mohawk’s case, we felt investors were assuming a more rapid recovery in Mohawk’s business than our analysis indicated.

What do you see for Mid-Cap looking ahead to 2010?

We’ve had a tremendous bounce off the bottom, especially in the economically sensitive areas. This is characteristic of the first leg of a recovery. We’re due to move to the next leg, which is typically characterized by better performance from blue chip, higher-quality companies. We believe a lot of cyclical stocks have already priced in a strong economic recovery. If the economy doesn’t rebound with the vigor some anticipate, the outlook for many of these issues may be in jeopardy as investors re-evaluate

Management’s Discussion of Fund Performance (continued)

optimistic projections. We continue to invest in the stocks of companies that we believe will do well throughout the economic cycle. In 2009, that meant we lagged the stock market indices on a relative basis, but we believe we’re poised for good performance going forward.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2009

FOR MADISON MOSAIC MID-CAP

% of net assets
Brookfield Asset Management Inc. - Class A	4.15%
Markel Corp.	3.90%
SEI Investments Co.	3.50%
Copart, Inc.	3.17%
Jacobs Engineering Group Inc.	3.11%
Leucadia National Corp.	2.98%
Laboratory Corp. of America Holdings	2.94%
YUM! Brands Inc.	2.82%
Brown-Forman Corp. - Class B	2.80%
C. R. Bard, Inc.	2.72%

SMALL/MID-CAP

Madison Mosaic Small/Mid-Cap Fund returned 29.66% for the year, a solid absolute number, although it trailed the fund’s benchmark, the Russell 2500¨ Index, which returned 34.39% for the year. As was true of Madison Mosaic Mid-Cap, the fund had a hard time overcoming the fundamental trends of the tremendous market rally that began in March. This rally was led by highly leveraged, cyclical and lower-quality companies, while our discipline is intended to emphasize just the opposite. One consequence of our discipline was an underweighting in the market-leading Technology Sector, which contains many of the more speculative companies which had the best results in 2009. In terms of contribution to performance, our consumer discretionary stocks gave us the biggest boost, followed by industrials and then financials, where we had the best relative results against our Index’s returns. The biggest constraint on relative performance was our technology holdings, which as a group underperformed. Our top performing stocks were financial holdings Aflac and Jefferies Group followed by consumer stock Sears Holding Corporation and industrial Middleby Corporation. The worst performing stocks were consumer staples grocer Winn-Dixie, information technology data services company DST Systems, and utility sector holding Covanta.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2009

FOR MADISON MOSAIC SMALL/MID-CAP

% of net assets
Brookfield Asset Management Inc. - Class A	1.90%
Southwestern Energy Co.	1.85%
IDEX Corp.	1.81%
SEI Investments Co.	1.80%
Noble Corp.	1.79%
iShares COMEX Gold Trust	1.78%
Jack in the Box Inc.	1.77%
Aecom Technology Corp.	1.74%
RLI Corp.	1.74%
Kirby Corp.	1.73%

Management’s Discussion of Fund Performance (continued)

DISCIPLINED EQUITY

How would you characterize the performance of the Disciplined Equity Fund for the period?

Against the fund’s benchmark S&P 500’s return of 26.46%, Disciplined Equity rewarded investors with a strong 32.50% gain. This was also ahead of its Lipper peer group, as the Lipper Large Cap Core Index rose 28.15%. With our portfolio currently allocated across S&P 500 sectors, the positive results against the S&P 500 and the Lipper Index were largely a function of our stock selection, as we were able to concentrate the fund in stocks which showed relative strength above their broader sector.

Have you made any significant changes to the portfolio since December 31, 2008?

As in the past, our equity positions are concentrated in large-cap companies which retain a leadership position in their industries and have shown the ability to produce predictable earnings over time.

Although the management team’s objective is to maintain relative sector neutrality against the S&P 500, we are dedicated to actively managing a select group of stocks within each of these sectors. At the beginning of the period, the fund had 59 holdings and at the end of the period, it held 57. Our goal is to own the highest quality companies we can in each sector of the market, a judgment made on an array of business metrics that boil down to a combination of attractive valuation and the ability to produce consistent, predictable earnings going forward. In many cases, this means selling a stock and replacing it with another we feel has greater potential. This is what we did in the Consumer Discretionary Sector as we sold housing-sensitive Mohawk, and added Walt Disney, a company whose brand equity and diversified entertainment income should allow for positive results even in a less robust economy. The market slump in the first quarter allowed us attractive entry prices into a number of high-quality companies, including AT&T, Costco Wholesale Club, Hewlett-Packard, and Nike.

What factors had the largest impact on this period’s performance?

All S&P 500 sectors were positive for the year, but there was quite a bit of disparity in return, with Technology and Materials up 59.9% and 45.2% respectively, producing the bulk of the Index returns, while Utilities and Telecommunications had only single-digit returns. The strength of our stock picking was evident in our outperformance in all ten S&P 500 sectors. We saw particular strength in our Energy, Financial, Health Care and Industrial holdings.

Management’s Discussion of Fund Performance (continued)

In terms of individual stocks, the fund’s best relative performance came from energy holding Transatlantic, insurer Aflac, Odyssey Re (which was acquired in September) and technology leaders Cisco Systems and Microsoft.

What factors were constraints on performance?

With strong sector by sector performance, our only weak spots were a handful of companies that underperformed over our course of ownership. These include three companies sold near the market bottom in the first quarter: General Electric, Unilever, and Marshall & Isley.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2009

FOR MADISON MOSAIC DISCIPLINED EQUITY

% of net assets
Microsoft Corp.	4.03%
Cisco Systems, Inc.	3.32%
Chevron Corp.	2.71%
IBM Corp.	2.69%
ConocoPhillips Inc.	2.49%
Novartis AG - ADR	2.48%
Intel Corp.	2.42%
Johnson & Johnson	2.36%
PepsiCo, Inc.	2.20%
Waste Management, Inc.	2.07%

Management’s Discussion of Fund Performance (continued)

BALANCED

How did the Balanced Fund perform for the year?

The Balanced Fund rose 24.82% for the year, a very solid return, not far off the total return of the S&P 500’s 26.46%. In a year in which stocks soundly outperformed bonds, this result indicates the strength of the fund’s underlying stock selection, since the portfolio carried an average weighting of bonds close to 40%. The Lipper Mixed Asset Allocation Growth Index had a strong year as well, rising 26.23%, which suggests that our peers had either lighter allocations to bonds, a heavier weighting of junk bonds (which we did not hold at all) or preferred the sort of lower-quality, more cyclical stocks which rallied most steeply.

Another way to look at the strong relative performance of Balanced is to examine shareholder’s fates across 2008, one of the worst years for stocks on record, and 2009, which started horribly, but ended up quite strongly. When paired with the fund’s losses of -19.92% in 2008, the two-year return was less than a 1% loss. To weather this major market downturn with little loss indicates both the benefits of Madison Mosaic’s risk-conscious investment disciplines and the potential benefits of asset allocation across stocks and bonds. By way of comparison, the two-year return of the fund’s Lipper peer group showed a -11.5% loss over the same period.

Have you made any significant changes to the portfolio since December 31, 2008?

The stock holdings of Balanced mirror the holdings of Mosaic Investors, as discussed above. These holdings continue to focus on solid, well-established domestic companies that have proven their earning ability through difficult times. One of the factors in our management of Balanced is the mix of stocks and bonds, with 70% being the highest allowable percentage of stocks. We began the period holding a historically low 60.0% stocks, a result of both our concerns over the global economic situation and the loss of valuations in equities over the previous year. With the record-setting rally that began in March, the fund’s equity exposure expanded. We let the stocks run for most of the year before trimming positions in late December. At the year’s end, stocks made up 65.9% of the portfolio, close to the historic average for the fund.

On the bond side, we slightly decreased the fund’s exposure to corporate bonds over the course of the year and lightened our exposure to Treasuries. While our avoidance of high-yield "junk bonds" kept us from participating in the hottest segment of the bond market, our bond holdings were an overall positive contribution to the fund’s performance in 2009. However, as described below, the bond holdings underperformed other fixed-income portfolios for the year.

TOP FIVE STOCK AND FIXED INCOME HOLDINGS AS OF DECEMBER 31, 2009 FOR MADISON MOSAIC BALANCED

% of net assets
Top Five Stock Holdings(60.0% of net assets in stocks)
Microsoft Corp.	2.67%
IBM Corp.	2.54%
PepsiCo, Inc.	2.49%
Johnson & Johnson	2.39%
Cisco Systems, Inc.	2.36%

% of net assets
Top Five Fixed Income Holdings(32.1% of net assets in fixed income)
US Treasury Note, 3.75%, 11/15/18	2.97%
Fannie Mae, 6.625%, 11/15/10	1.74%
Fed Home Loan Bank, 4.375%, 9/17/10	1.69%
UnitedHealth Group, Inc., 5%, 8/15/14	1.50%
Fed Home Loan Bank, 5.5%, 8/13/14	1.39%

Management’s Discussion of Fund Performance (concluded)

How did the stock holdings in Balanced contribute to overall performance?

The stock holdings in Balanced were solidly positive for the year, as the fund achieved better results than the market in general as measured by the S&P 500. The holdings mirror the stocks held in Mosaic Investors, discussed at some length above.

How did the bond holdings in Balanced contribute to overall performance?

Bond management produced widely divergent results in 2009, with exceptional returns for the riskiest corporate bonds, while longer Treasuries, prized in 2008 for their margin of safety, actually lost value. Our active management of sectors and duration kept the fund’s bond holdings solidly positive for the year, although well below the returns of bond portfolios that had a tilt towards high-yield securities. Once market psychology shifted in March, the best-performing sectors in the bond market were the same holdings which had been punished in 2008 and early 2009. We benefited from avoiding these higher-risk securities during the worst of times, but as the risk trade resumed, our bond holdings could not keep pace with the rapid upswing of lower quality bonds or portfolios with significant exposure to these bonds.

Madison Mosaic Equity Trust December 31, 2009

Investors Fund • Portfolio of Investments
	NUMBER OF SHARES	VALUE
COMMON STOCKS: 95.0% of net assets

CONSUMER DISCRETIONARY: 7.9%
Target Corp.	23,080	$1,116,380
Walt Disney Co.	29,020	935,895
YUM! Brands Inc.	31,430	1,099,107

CONSUMER STAPLES: 15.6%
Coca-Cola Co.	12,713	724,641
Costco Wholesale Corp.	12,055	713,294
Diageo PLC - ADR	14,577	1,011,790
PepsiCo, Inc.	23,092	1,403,994
Walgreen Co.	29,585	1,086,361
Wal-Mart Stores Inc.	23,145	1,237,100

ENERGY: 10%
Noble Corp.	21,530	876,271
Schlumberger Ltd.	17,466	1,136,862
Southwestern Energy Co.	21,163	1,020,057
Weatherford International Ltd*	53,005	949,319

FINANCIAL SERVICES: 7.7%
Bank of NY Mellon Corp.	35,853	1,002,808
State Street Corp.	21,405	931,974
Wells Fargo & Co.	42,253	1,140,408

HEALTH CARE: 21.0%
Baxter International	20,000	1,173,600
Covance Inc.*	14,130	771,074
Dentsply International Inc.	21,507	756,401
Johnson & Johnson	21,124	1,360,597
Novartis AG - ADR	22,903	1,246,610
Quest Diagnostics Inc.	17,690	1,068,122
St. Jude Medical, Inc.*	27,375	1,006,853
UnitedHealth Group, Inc.	30,595	932,536

INDUSTRIAL: 10.2%
3M Company	12,171	1,006,177
ABB Ltd - ADR	38,930	743,563
Jacobs Engineering Group Inc.*	27,120	1,019,983
Waste Management, Inc.	37,580	1,270,580

	NUMBER OF SHARES	VALUE
INSURANCE: 5.7%
Berkshire Hathaway Inc.- Class B*	400	$1,314,400
Markel Corp.*	2,811	955,740

TECHNOLOGY: 16.9%
Cisco Systems, Inc.*	54,524	1,305,305
EMC Corp.	65,700	1,147,779
Google Inc.- Class A*	2,075	1,286,458
IBM Corp.	10,888	1,425,239
Microsoft Corp.	50,004	1,524,622

TOTAL COMMON STOCKS (Cost $35,040,923)		$37,701,900

REPURCHASE AGREEMENT: 5.1% of net assets
With U.S. Bank National Association issued 12/31/09 at 0.01%, due 1/4/10, collateralized by $2,054,266 in Fannie Mae MBS #555408 due 4/1/33. Proceeds at maturity are $2,013,972 (Cost $2,013,969)		2,013,969

TOTAL INVESTMENTS: 100.1% of net assets (Cost $37,054,892)		$39,715,869

LIABILITIES LESS CASH AND RECEIVABLES: (0.1%) of net assets		(31,793)

NET ASSETS: 100%		$39,684,076

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust December 31, 2009

Mid-Cap Fund • Portfolio of Investments
	NUMBER OF SHARES	VALUE
COMMON STOCKS: 91.7% of net assets

CONSUMER DISCRETIONARY: 17.7%
Bed Bath & Beyond Inc.*	71,935	$2,778,849
Brown-Forman Corp.- Class B	73,453	3,934,877
CarMax, Inc.*	97,909	2,374,293
Interactive Data Corp.	109,770	2,777,181
ITT Educational Services, Inc.*	32,454	3,114,286
Omnicom Group, Inc.	95,160	3,725,514
Tiffany & Company	51,998	2,235,914
YUM! Brands Inc.	113,340	3,963,500

ENERGY: 9.2%
EOG Resources, Inc.	30,209	2,939,336
Noble Corp.	86,295	3,512,207
Southwestern Energy Co.*	74,960	3,613,072
Weatherford International Ltd*	158,090	2,831,392

FINANCIAL SERVICES: 10.6%
Brookfield Asset Management Inc. - Class A	262,941	5,832,031
Leucadia National Corp.	175,895	4,184,542
SEI Investments Co.	280,899	4,921,350

HEALTH CARE: 14.6%
C.R. Bard, Inc.	49,030	3,819,437
Covance Inc.*	49,905	2,723,316
Dentsply International Inc.	84,659	2,977,457
Laboratory Corp. of America Holdings*	55,172	4,129,072
Techne Corp.	49,342	3,382,888
Varian Medical Systems, Inc.	75,593	3,541,532

INDUSTRIAL: 18.9%
Copart, Inc.*	121,715	4,458,420
Dun & Bradstreet Corp.	44,640	3,766,277
Expeditors International of Washington Inc.	101,675	3,531,173
Jacobs Engineering Group Inc.*	116,295	4,373,855
Kirby Corp.*	95,631	3,330,828
Wabtec Corp.	86,494	3,532,415
Waste Management, Inc.	103,750	3,507,788
	NUMBER OF SHARES	VALUE
INSURANCE: 6.6%
Brown & Brown, Inc.	212,040	$3,810,359
Markel Corp.*	16,142	5,488,280

MATERIALS: 7.1%
Ecolab Inc.	74,585	3,325,745
IDEX Corp.	92,944	2,895,206
Martin Marietta Materials, Inc.	42,681	3,816,108

MEDIA & ENTERTAINMENT: 2.1%
Liberty Global Inc.- Class C*	134,135	2,930,850

TECHNOLOGY: 2.2%
Amphenol Corp.-Class A	66,646	3,077,712

UTILITIES: 2.7%
Covanta Holding Corp.*	206,250	3,731,062

TOTAL COMMON STOCKS (Cost $118,053,609)		$128,888,124

REPURCHASE AGREEMENT: 7.9% of net assets
With U.S. Bank National Association issued 12/31/09 at 0.01%, due 1/4/10, collateralized by $11,389,141 in Fannie Mae MBS #555408 due 4/1/33. Proceeds at maturity are $11,165,744 (Cost $11,165,732)		11,165,732

TOTAL INVESTMENTS: 99.6% of net assets (Cost $129,219,341)		$140,053,856

CASH AND RECEIVABLES LESS LIABILITIES: 0.4% of net assets		493,711

NET ASSETS: 100.00%		$140,547,567

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust December 31, 2009

Small/Mid-Cap Fund • Portfolio of Investments
	NUMBER OF SHARES	VALUE
COMMON STOCKS: 91.4% of net assets

CONSUMER DISCRETIONARY: 16.0%
Autozone, Inc.*	115	$18,178
Bed Bath & Beyond Inc.*	395	15,259
Brown-Forman Corp.- Class B	340	18,214
CarMax, Inc.*	555	13,459
Hillenbrand Inc.	680	12,811
Interactive Data Corp.	610	15,433
ITT Educational Services, Inc.*	135	12,955
Jack in the Box Inc.*	950	18,686
Omnicom Group, Inc.	415	16,247
Sears Holdings Corp.*	165	13,769
YUM! Brands Inc.	405	14,163

ENERGY: 9.1%
ENSCO International PLC.	315	12,581
EQT Corp.	325	14,274
Noble Corp.	465	18,926
Range Resources Corp.	270	13,460
Southwestern Energy Co.*	405	19,521
Weatherford International Ltd*	984	17,623

FINANCIAL SERVICES: 8.2%
Brookfield Asset Management Inc. - Class A	905	20,073
Brookfield Properties Corp.	1,335	16,180
Leucadia National Corp.	765	18,200
Morningstar Inc.*	265	12,810
SEI Investments Co.	1,085	19,009

HEALTH CARE: 10.0%
C.R. Bard, Inc.	220	17,138
Covance Inc.*	255	13,915
Dentsply International Inc.	385	13,541
IDEXX Laboratories, Inc.*	280	14,963
Laboratory Corp. of America Holdings*	235	17,587
Techne Corp.	210	14,398
Varian Medical Systems, Inc.	290	13,587

INDUSTRIAL: 18.4%
Aecom Technology Corp.*	670	18,425
Copart, Inc.*	460	16,850
Expeditors Int’l of Washington Inc.	425	14,760
Fastenal Co.	365	15,198
Flowserve Corp.	157	14,841
	NUMBER OF SHARES	VALUE
Jacobs Engineering Group Inc.*	480	$18,053
Kirby Corp.*	525	18,286
Knight Transportation, Inc.	730	14,082
Middleby Corp.	320	15,686
Ritchie Brothers Auctioneers	710	15,925
Wabtec Corp.	408	16,663
Waste Management, Inc.	460	15,553

INSURANCE: 4.7%
Brown & Brown, Inc.	777	13,963
Markel Corp.*	50	17,000
RLI Corp.	345	18,371

MATERIALS: 9.0%
Bemis Company	480	14,232
Ecolab Inc.	325	14,492
IDEX Corp.	615	19,157
iShares COMEX Gold Trust*	175	18,790
Martin Marietta Materials, Inc.	196	17,524
Valspar Corp.	410	11,128

OIL: 0.9%
Contango Oil & Gas*	210	9,872

TECHNOLOGY:12.6%
Amphenol Corp.-Class A	365	16,856
BMC Software, Inc.*	265	10,627
Brocade Communications Systems, Inc.*	1,710	13,047
Concur Technologies Inc.*	300	12,825
FactSet Research Systems, Inc.	185	12,186
FLIR Systems, Inc.*	460	15,051
ManTech International Corp.*	250	12,070
Maxim Integrated Products, Inc.	810	16,443
Novellus Systems, Inc.*	560	13,070
Teradata Corp.*	345	10,843

TELECOMMUNICATIONS: 0.8%
Millicom International Cellular S.A.	120	8,852

UTILITIES: 1.7%
Covanta Holding Corp.*	970	17,547

TOTAL COMMON STOCKS (Cost $829,616)		$965,228

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust December 31, 2009

Small/Mid-Cap  Fund • Portfolio of Investments • December 31, 2009 (concluded)

VALUE
REPURCHASE AGREEMENT: 9.1% of net assets
With U.S. Bank National Association issued 12/31/09 at 0.01%, due 1/4/10, collateralized by $97,802 in Fannie Mae MBS #555408 due 4/1/33. Proceeds at maturity are $95,884 (Cost $95,884)	$95,884

TOTAL INVESTMENTS: 100.5% of net assets (Cost $925,500)	$1,061,112

LIABILITIES LESS CASH AND RECEIVABLES: (0.5%) of net assets	(5,099)

NET ASSETS: 100%	$1,056,013

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust December 31, 2009

Disciplined Equity Fund • Portfolio of Investments
	NUMBER OF SHARES	VALUE
COMMON STOCKS: 95.6% of net assets

CONSUMER DISCRETIONARY: 8.8%
Autozone, Inc.*	4,070	$643,345
ITT Educational Services, Inc.*	5,968	572,689
Nike Inc.- Class B	9,000	594,630
Target Corp.	13,780	666,539
Walt Disney Co.	13,920	448,920
YUM! Brands Inc.	21,305	745,036

CONSUMER STAPLES: 10.6%
Coca-Cola Co.	10,400	592,800
Costco Wholesale Corp.	11,025	652,349
Diageo PLC - ADR	11,450	794,744
Pepsico, Inc.	15,005	912,304
Walgreen Co.	15,785	579,625
Wal-Mart Stores Inc.	15,960	853,062

ENERGY: 11.8%
Chevron Corp.	14,580	1,122,514
ConocoPhillips Inc.	20,210	1,032,125
Noble Corp.	16,880	687,016
Schlumberger Ltd	9,385	610,870
Southwestern Energy Co.*	14,687	707,913
Weatherford International Ltd*	41,395	741,384

FINANCIAL SERVICES: 9.0%
Bank of NY Mellon Corp.	17,300	483,881
Brookfield Asset Management Inc. - Class A	18,560	411,661
Franklin Resources	3,503	369,041
Intercontinental Exchange Inc.*	3,963	445,045
Morgan Stanley	16,390	485,144
State Street Corp.	17,735	772,182
Wells Fargo & Co.	27,895	752,886

HEALTH CARE: 12.7%
Baxter International	12,440	729,979
Covance Inc.*	7,250	395,633
Dentsply International Inc.	11,695	411,313
Johnson & Johnson	15,180	977,744
Novartis AG - ADR	18,850	1,026,005
	NUMBER OF SHARES	VALUE
Quest Diagnostics Inc.	11,195	$675,954
St. Jude Medical, Inc.*	14,925	548,942
UnitedHealth Group, Inc.	15,835	482,651

INDUSTRIAL: 8.1%
3M Company	7,920	654,746
ABB Ltd - ADR	25,400	485,140
Jacobs Engineering Group Inc.*	16,845	633,541
United Technologies	10,465	726,376
Waste Management, Inc.	25,330	856,407

INSURANCE: 5.4%
Aflac Inc.	14,005	647,731
Berkshire Hathaway Inc.- Class B*	259	851,074
Markel Corp.*	2,154	732,360

MATERIALS: 4.2%
Ecolab Inc.	8,935	398,412
ITT Corp.	9,645	479,742
Martin Marietta Materials, Inc.	4,930	440,791
Praxair Inc.	5,470	439,296

TECHNOLOGY: 18.6%
Cisco Systems, Inc.*	57,470	1,375,832
EMC Corp.	35,720	624,028
Google Inc.- Class A*	1,194	740,256
Hewlett-Packard Co.	10,490	540,340
IBM Corp.	8,510	1,113,959
Intel Corp.	49,070	1,001,028
Microsoft Corp.	54,750	1,669,327
Yahoo! Inc.*	38,920	653,078

TELECOMMUNICATIONS: 2.7%
AT & T	17,900	501,737
China Mobile Ltd.-ADR	12,940	600,804

UTILITIES: 3.7%
Entergy Corp.	8,320	680,909
FPL Group Inc.	15,835	836,405

TOTAL COMMON STOCKS (Cost $38,357,641)		$39,609,245

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

Disciplined Equity Fund • Portfolio of Investments • December 31, 2009 (concluded)

VALUE
REPURCHASE AGREEMENT: 4.7% of net assets
With U.S. Bank National Association issued 12/31/09 at 0.01%, due 1/4/10, collateralized by $2,007,399 in Fannie Mae MBS #555408 due 4/1/33. Proceeds at maturity are $1,968,024 (Cost $1,968,022)	$1,968,022

TOTAL INVESTMENTS: 100.3% of net assets (Cost $40,325,663)	$41,577,267

LIABILITIES LESS CASH AND RECEIVABLES: (0.3%) of net assets	(127,138)

NET ASSETS: 100%	$41,450,129

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust December 31, 2009

Balanced Fund • Portfolio of Investments
	NUMBER OF SHARES	VALUE
COMMON STOCKS: 65.9% of net assets

CONSUMER DISCRETIONARY: 5.3%
Target Corp.	4,545	$219,842
Walt Disney Co.	5,825	187,856
YUM! Brands Inc.	6,755	236,222

CONSUMER STAPLES: 11.0%
Coca-Cola Co.	2,885	164,445
Costco Wholesale Corp.	2,565	151,771
Diageo PLC - ADR	2,935	203,718
Pepsico, Inc.	4,962	301,690
Walgreen Co.	6,650	244,188
Wal-Mart Stores Inc.	4,940	264,043

ENERGY: 7.1%
Noble Corp.	4,625	188,238
Schlumberger Ltd	3,815	248,318
Southwestern Energy Co.*	4,542	218,924
Weatherford International Ltd*	11,390	203,995

FINANCIAL SERVICES: 5.5%
Bank of NY Mellon Corp.	7,667	214,446
State Street Corp.	4,600	200,284
Wells Fargo & Co.	9,340	252,087

HEALTH CARE: 14.5%
Baxter International	4,005	235,013
Covance Inc.*	3,005	163,983
Dentsply International Inc.	4,497	158,159
Johnson & Johnson	4,495	289,523
Novartis AG - ADR	4,865	264,802
Quest Diagnostics Inc.	3,825	230,954
St. Jude Medical, Inc.*	5,905	217,186
UnitedHealth Group, Inc.	6,510	198,425

INDUSTRIAL: 6.9%
3M Company	2,615	216,182
ABB Ltd - ADR	8,380	160,058
Jacobs Engineering Group Inc.*	5,820	218,890
Waste Management, Inc.	7,150	241,742

INSURANCE: 3.9%
Berkshire Hathaway Inc.- Class B*	85	279,310
Markel Corp.*	577	196,180

	NUMBER OF SHARES	VALUE
TECHNOLOGY: 11.7%
Cisco Systems, Inc.*	11,965	$286,442
EMC Corp.	13,840	241,785
Google Inc.- Class A*	414	256,672
IBM Corp.	2,347	307,222
Microsoft Corp.	10,600	323,194

TOTAL COMMON STOCKS (Cost $7,111,381)		$7,985,789

	PRINCIPAL AMOUNT	VALUE
DEBT INSTRUMENTS: 32.1% of net assets

CORPORATE OBLIGATIONS: 18.2%

BANKS: 1.1%
Wachovia Corp., 5.25%, 8/1/14	$125,000	$129,539

COMPUTERS & PERIPHERAL: 0.9%
Hewlett-Packard Co., 4.5%, 3/1/13	100,000	106,094

CONSUMER DISCRETIONARY: 2.2%
Costco Wholesale Corp., 5.3%, 3/15/12	100,000	107,933
Wal-Mart Stores, Inc., 4.75%, 8/15/10	150,000	154,244

CONSUMER STAPLES: 1.7%
Kraft Foods, Inc., 5.625%, 11/1/11	100,000	106,253
Sysco Corp. 5.25%, 2/12/18	100,000	104,582

ENERGY: 1.3%
Valero Energy Corp., 6.875%, 4/15/12	150,000	163,869

FINANCIALS: 3.0%
American Express Co., 4.875%, 7/15/13	150,000	156,633
BP Capital Markets PLC, 3.875%, 3/10/15	100,000	102,862
General Electric Capital Corp., 4.8%, 5/1/13	100,000	104,607

HEALTH CARE: 2.6%
Abbot Laboratories, 5.6%, 11/30/17	125,000	135,969
UnitedHealth Group Inc., 5%, 8/15/14	175,000	181,434

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

Balanced Fund • Portfolio of Investments • December 31, 2009 (concluded)

	PRINCIPAL AMOUNT	VALUE
INDUSTRIAL: 0.9%
United Parcel Service, 5.5%, 1/15/18	100,000	$107,965

OIL: 0.9%
Marathon Oil Corp., 6.0%, 10/1/17	100,000	105,944.00

TECHNOLOGY: 1.8%
Cisco Systems, Inc., 5.25%, 2/22/11	100,000	104,962
Oracle Corp., 4.95%, 4/15/13	100,000	107,387

TELECOMMUNICATIONS: 1.8%
AT & T Broadband, 8.375%, 3/15/13	55,000	63,443
Verizon New England, 6.5%, 9/15/11	150,000	159,943

US TREASURY & AGENCY OBLIGATIONS: 13.9%
Fannie Mae, 6.625%, 11/15/10	200,000	210,635
Fannie Mae, 4.875%, 5/18/12	150,000	161,970
Federal Home Loan Bank, 4.375% 9/17/10	200,000	205,385
Federal Home Loan Bank, 5.5% 8/13/14	150,000	168,464
Freddie Mac, 4.875%, 11/15/13	150,000	164,317
US Treasury Note, 1.75%, 3/31/10	150,000	150,627
US Treasury Note, 5.125%, 6/30/11	150,000	159,440
US Treasury Note, 4.25%, 8/15/14	100,000	107,914
US Treasury Note, 3.75%, 11/15/18	360,000	360,084

TOTAL DEBT INSTRUMENTS (Cost $3,745,188)		$3,892,499

	PRINCIPAL AMOUNT	VALUE
REPURCHASE AGREEMENT: 4.4% of net assets
With U.S. Bank National Association issued 12/31/09 at 0.01%, due 1/4/10, collateralized by $538,111 in Fannie Mae MBS #555408 due 4/1/33. Proceeds at maturity are $527,556 (Cost $527,555)		$527,555

TOTAL INVESTMENTS: 102.4% of net assets (Cost $11,384,124)		$12,405,843

LIABILITIES LESS CASH AND RECEIVABLES: (2.4%) of net assets		(286,832)

NET ASSETS: 100%		$12,119,011

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust December 31, 2009
Statements of Assets and Liabilities

	Investors Fund	Mid-Cap Fund	Small/ Mid-Cap Fund	Disciplined Equity Fund	Balanced Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$37,701,900	$128,888,124	$965,228	$39,609,245	$11,878,288
Repurchase agreements	2,013,969	11,165,732	95,884	1,968,022	527,555
Total investments*	39,715,869	140,053,856	1,061,112	41,577,267	12,405,843
Receivables
Investment securities sold	--	1,500,712	2,293	--	--
Dividends and interest	35,395	100,284	730	29,418	55,113
Capital shares sold	1,238	310,759	--	21,319	41
Total assets	39,752,502	141,965,611	1,064,135	41,628,004	12,460,997

LIABILITIES
Payables
Investment securities purchased	--	1,182,894	7,122	173,825	319,723
Dividends	9,219	--	--	86	1,435
Capital shares redeemed	47,832	218,775	--	89	15,453
Auditor fees	7,500	12,500	1,000	3,500	4,500
Independent trustee fees	3,875	3,875	--	375	875
Total liabilities	68,426	1,418,044	8,122	177,875	341,986

NET ASSETS	$39,684,076	$140,547,567	$1,056,013	$41,450,129	$12,119,011

Net assets consists of:
Paid in capital	43,831,196	148,296,347	899,839	40,643,053	11,855,426
Accumulated net realized gains (losses)	(6,808,097)	(18,583,295)	20,562	(444,528)	(758,134)
Net unrealized appreciation on investments	2,660,977	10,834,515	135,612	1,251,604	1,021,719
Net assets	$39,684,076	$140,547,567	$1,056,013	$41,450,129	$12,119,011

CAPITAL SHARES OUTSTANDING
An unlimited number of capital shares, without par value, are authorized. (Note 7)	2,633,262	14,716,112	88,560	3,553,647	739,280

NET ASSET VALUE PER SHARE	$15.07	$9.55	$11.92	$11.66	$16.39

*INVESTMENT SECURITIES, AT COST	$37,054,892	$129,219,341	$925,500	$40,325,663	$11,384,124

The Notes to Financial Statements are an integral part of these statements.

Statements of Operations

For the year ended December 31, 2009
	Investors Fund	Mid-Cap Fund	Small/ Mid-Cap Fund	Disciplined Equity Fund	Balanced Fund
INVESTMENT INCOME (Note 1)
Dividend income	$448,938	$1,032,662	$7,926	$123,538	$101,767
Interest income	208	763	7	98	157,944
Total investment income	449,146	1,033,425	7,933	123,636	259,711

EXPENSES (Notes 3 and 5)
Investment advisory fees	240,849	856,228	6,317	57,482	79,962
Other expenses:
Service agreement fees	50,716	547,985	2,961	21,825	43,712
Auditor fees	13,500	22,750	1,250	3,500	5,500
Independent trustee fees	15,500	15,500	--	1,500	3,500
Other	258	250	--	250	250
Other expenses waived	--	--	--	(8,431)	--
Total other expenses	79,974	586,485	4,211	18,644	52,962
Total expenses	320,823	1,442,713	10,528	76,126	132,924

NET INVESTMENT INCOME GAIN (LOSS)	128,323	(409,288)	(2,595)	47,510	126,787

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(2,987,073)	(1,427,953)	109,107	(104,959)	(382,279)
Change in net unrealized appreciation of investments	12,637,531	30,861,589	135,612	2,142,872	2,662,360

NET GAIN ON INVESTMENTS	9,650,458	29,433,636	244,719	2,037,913	2,280,081

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,778,781	$29,024,348	$242,124	$2,085,423	$2,406,868

The Notes to Financial Statements are an integral part of these statements.

Statements of Changes in Net Assets

	Investors Fund		Mid-Cap Fund
	Year Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$128,323	$197,784	$(409,288)	$(396,723)
Net realized loss on investments	(2,987,073)	(3,690,284)	(1,427,953)	(17,155,342)
Net unrealized appreciation (depreciation) on investments	12,637,531	(12,030,041)	30,861,589	(37,108,476)
Net increase (decrease) in net assets resulting from operations	9,778,781	(15,522,541)	29,024,348	(54,660,541)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(144,107)	(182,000)	--	--
From net capital gains	--	(1,977,544)	--	(5,114,645)
Total distributions	(144,107)	(2,159,544)	--	(5,114,645)

CAPITAL SHARE TRANSACTIONS (Note 7)	2,019,018	(10,278,608)	22,559,315	2,361,460

NET INCREASE (DECREASE) IN NET ASSETS	11,653,692	(27,960,693)	51,583,663	(57,413,726)

NET ASSETS
Beginning of period	$28,030,384	$55,991,077	$88,963,904	$146,377,630
End of period	$39,684,076	$28,030,384	$140,547,567	$88,963,904

	Small/ Mid-Cap Fund	Disciplined Equity Fund
	Year Ended * December 31,	Year Ended December 31,
	2009	2009	2008
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$(2,595)	$47,510	$31,772
Net realized gain (loss) on investments	109,107	(104,959)	(339,569)
Net unrealized appreciation (depreciation) on investments	135,612	2,142,872	(1,252,633)
Net increase (decrease) in net assets resulting from operations	242,124	2,085,423	(1,560,430)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	--	(47,510)	(31,772)
From net capital gains	(85,950)	--	(55,612)
Total distributions	(85,950)	(47,510)	(87,384)

CAPITAL SHARE TRANSACTIONS (Note 7)	899,839	36,340,532	220,282

NET INCREASE (DECREASE) IN NET ASSETS	1,056,013	38,378,445	(1,427,532)

NET ASSETS
Beginning of period	$ --	$3,071,684	$4,499,216
End of period	$1,056,013	$41,450,129	$3,071,684

* Inception of fund was December 31, 2008.

The Notes to Financial Statements are an integral part of these statements.

Statements of Changes in Net Assets (concluded)

	Balanced Fund
	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$126,787	$183,567
Net realized gain on investments	(382,279)	(374,909)
Net unrealized appreciation (depreciation) on investments	2,662,360	(2,446,122)
Net increase (decrease) in net assets resulting from operations	2,406,868	(2,637,464)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(126,787)	(183,567)
From net capital gains	--	(442,077)
Total distributions	(126,787)	(625,644)

CAPITAL SHARE TRANSACTIONS (Note 7)	(299,992)	(397,601)

NET INCREASE (DECREASE) IN NET ASSETS	1,980,089	(3,660,709)

NET ASSETS
Beginning of period	$10,138,922	$13,799,631
End of period	$12,119,011	$10,138,922

The Notes to Financial Statements are an integral part of these statements.

Financial Highlights

Selected data for a share outstanding for the periods indicated.

INVESTORS FUND
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$11.31	$18.44	$20.57	$18.81	$20.82
Investment operations:
Net investment income	0.05	0.08	0.20	0.09	0.06
Net realized and unrealized gain (loss) on investments	3.76	(6.28)	(0.21)	3.02	(0.62)
Total from investment operations	3.81	(6.20)	(0.01)	3.11	(0.56)
Less distributions:
From net investment income	(0.05)	(0.08)	(0.20)	(0.09)	(0.06)
From net capital gains	--	(0.85)	(1.92)	(1.26)	(1.39)
Total distributions	(0.05)	(0.93)	(2.12)	(1.35)	(1.45)
Net asset value, end of year	$15.07	$11.31	$18.44	$20.57	$18.81
Total return (%)	33.73	(33.40)	(0.18)	16.55	(2.81)
Ratios and supplemental data
Net assets, end of year (in thousands)	$39,684	$28,030	$55,991	$176,861	$130,339
Ratio of expenses to average net assets (%)	1.00	1.05	0.94	0.95	0.94
Ratio of net investment income to average net assets (%)	0.40	0.47	0.78	0.55	0.29
Portfolio turnover (%)	74	47	51	52	41

MID-CAP FUND
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$7.67	$12.87	$13.04	$11.99	$12.52
Investment operations:
Net investment loss	(0.03)	(0.03)	(0.02)	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	1.91	(4.71)	1.15	1.98	0.12
Total from investment operations	1.88	(4.74)	1.13	1.96	0.07
Less distributions from capital gains	--	(0.46)	(1.30)	(0.91)	(0.60)
Net asset value, end of year	$9.55	$7.67	$12.87	$13.04	$11.99
Total return (%)	24.51	(36.61)	8.62	16.32	0.55
Ratios and supplemental data
Net assets, end of year (in thousands)	$140,548	$88,964	$146,378	$147,122	$146,266
Ratio of expenses to average net assets (%)	1.26	1.26	1.25	1.25	1.25
Ratio of net investment income to average net assets (%)	(0.36)	(0.33)	(0.18)	(0.18)	(0.37)
Portfolio turnover (%)	63	76	43	47	46

Net asset value figures are based on average daily shares outstanding during the year.

The Notes to Financial Statements are an integral part of these statements.

Financial Highlights (continued)

Selected data for a share outstanding for the periods indicated.

SMALL/MID-CAP FUND
Year Ended December 31,
2009
Net asset value, beginning of year	$10.00*
Investment operations:
Net investment loss	(0.03)
Net realized and unrealized gain on investments	3.01
Total from investment operations	2.98
Less distributions:
From net investment income	--
From net capital gains	(1.06)
Total distributions	(1.06)
Net asset value, end of year	$11.92
Total return (%)	29.66
Ratios and supplemental data
Net assets, end of year (in thousands)	$1,056
Ratio of expenses to average net assets (%)	1.24
Ratio of net investment loss to average net assets (%)	(0.31)
Portfolio turnover (%)	74

*Inception of fund was December 31, 2008.

DISCIPLINED EQUITY FUND
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.81	$13.78	$14.07	$12.61	$13.38
Investment operations:
Net investment income	0.01	0.09	0.06	0.07	0.03
Net realized and unrealized gain (loss) on investments	2.85	(4.80)	1.21	2.05	(0.35)
Total from investment operations	2.86	(4.71)	1.27	2.12	(0.32)
Less distributions:
From net investment income	(0.01)	(0.09)	(0.06)	(0.07)	(0.03)
From net capital gains	--	(0.17)	(1.50)	(0.59)	(0.42)
Total distributions	(0.01)	(0.26)	(1.56)	(0.66)	(0.45)
Net asset value, end of year	$11.66	$8.81	$13.78	$14.07	$12.61
Total return (%)	32.50	(34.20)	9.05	16.83	(2.34)
Ratios and supplemental data
Net assets, end of year (in thousands)	$41,450	$3,072	$4,499	$4,081	$3,608
Ratio of expenses to average net assets before fee waiver (%)	1.06	1.14	1.26	1.27	1.25
Ratio of expenses to average net assets after fee waiver (%)	0.96	1.06	N/A	N/A	N/A
Ratio of net investment income to average net assets before fee waiver (%)	0.49	0.72	0.41	0.54	0.24
Ratio of net investment income to average net assets after fee waiver (%)	0.60	0.80	N/A	N/A	N/A
Portfolio turnover (%)	62	63	70	54	122

Net asset value figures are based on average daily shares outstanding during the year.

The Notes to Financial Statements are an integral part of these statements.

Financial Highlights (concluded)

Selected data for a share outstanding for the periods indicated.

BALANCED FUND
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$13.29	$17.62	$18.39	$17.40	$19.51
Investment operations:
Net investment income	0.17	0.25	0.28	0.23	0.18
Net realized and unrealized gain (loss) on investments	3.10	(3.72)	0.13	1.84	(0.60)
Total from investment operations	3.27	(3.47)	0.41	2.07	(0.42)
Less distributions:
From net investment income	(0.17)	(0.25)	(0.28)	(0.23)	(0.18)
From net capital gains	--	(0.61)	(0.90)	(0.85)	(1.51)
Total distributions	(0.17)	(0.86)	(1.18)	(1.08)	(1.69)
Net asset value, end of year	$16.39	$13.29	$17.62	$18.39	$17.40
Total return (%)	24.82	(19.92)	2.24	11.96	(2.16)
Ratios and supplemental data
Net assets, end of year (in thousands)	$12,119	$10,139	$13,800	$16,267	$17,514
Ratio of expenses to average net assets (%)	1.25	1.24	1.22	1.22	1.21
Ratio of net investment income to average net assets (%)	1.19	1.49	1.47	1.24	0.88
Portfolio turnover (%)	57	50	42	35	34

Net asset value figures are based on average daily shares outstanding during the year.

The Notes to Financial Statements are an integral part of these statements.

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Madison Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. This report contains information about five separate funds included within the Trust (the "Funds"): the Investors Fund, Mid-Cap Fund, Small/Mid-Cap Fund, Disciplined Equity Fund and Balanced Fund, each of whose objectives and strategies are described in the Funds’ prospectus. A sixth Trust portfolio, available to certain institutional investors (as defined in the portfolio’s prospectus), presents its financial information in a separate report.

Securities Valuation: The Funds adopted Financial Accounting Standards Board ("FASB") guidance on fair value measurements effective January, 2008. Fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. The Funds utilize a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Various inputs as noted above are used in determining the value of the Funds’ investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

Level 1: Quoted prices in active markets for identical securities

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3: Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents the Funds’ investments carried on the Statements of Assets and Liabilities by caption and by level within the fair value hierarchy as of December 31, 2009:

Notes to Financial Statements (continued)

Fund	Level 1	Level 2	Level 3	Value at 12/31/2009
Investors
Common Stocks	$37,701,900	$--	$--	$37,701,900
Repurchase Agreement	--	2,013,969	--	2,013,969
Total	$37,701,900	$2,013,969	--	$39,715,869

Mid-Cap
Common Stocks	$128,888,124	$--	$--	$128,888,124
Repurchase Agreement	--	11,165,732	--	11,165,732
Total	$128,888,124	$11,165,732	$--	$140,053,856

Small/Mid-Cap
Common Stocks	$965,228	$--	$--	$965,228
Repurchase Agreement	--	95,884	--	95,884
Total	$965,228	$95,884	$--	$1,061,112

Disciplined Equity
Common Stocks	$39,609,245	$--	$--	$39,609,245
Repurchase Agreement	--	1,968,022	--	1,968,022
Total	$39,609,245	$1,968,022	$--	$41,577,267

Balanced
Common Stocks	$7,985,789	$--	$--	$7,985,789
Corporate Obligations	--	2,203,663	--	2,203,663
U.S. Treasury & Agency Obligations	--	1,688,836	--	1,688,836
Repurchase Agreement	--	527,555	--	527,555
Total	$7,985,789	$4,420,054	$--	$12,405,843
Please see the Portfolio of Investments for each respective Fund for a listing of all securities within each caption.

In March 2008, FASB issued guidance regarding enhanced disclosures about funds’ derivative and hedging activities. Management has determined that there is no impact on the Funds’ financial statements as the Funds currently do not hold derivative financial instruments.

In January 2010, amended guidance was issued by FASB for fair value measurement disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Earlier adoption is permitted. In the period of initial adoption, the Funds will not be required to provide the amended disclosures for any previous periods presented for comparative purposes. However, those disclosures are required for periods ending after initial adoption. The impact of this guidance on the Funds’ financial statements and disclosures, if any, is currently being assessed.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Notes to Financial Statements (continued)

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Investors, Mid-Cap, Small/Mid-Cap and Disciplined Equity Funds. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid during 2009 and 2008 was as follows:

	2009	2008
Investors Fund:
Distributions paid from:
Ordinary income	$144,107	$182,000
Short-term capital gains	--	341,483
Long-term capital gains	--	1,636,061
Mid-Cap Fund:
Distributions paid from:
Short-term capital gains	$--	$2,196,654
Long-term capital gains	--	2,917,991
Small/Mid-Cap Fund:
Distributions paid from:
Short-term capital gains	$85,950	$--
Disciplined Equity Fund:
Distributions paid from:
Ordinary income	$47,510	$31,772
Long-term capital gains	--	55,612
Balanced Fund:
Distributions paid from:
Ordinary income	$126,787	$183,567
Short-term capital gains	--	32,244
Long-term capital gains	--	409,833

The Investors Fund, Small/Mid-Cap Fund, Disciplined Equity Fund and Balanced Fund designate 100%, 7.17%, 100% and 80.21%, respectively, of dividends declared from net investment income and short-term capital gains during the fiscal year ended December 31, 2009 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Investors Fund:
Accumulated net realized losses	$(6,702,139)
Net unrealized appreciation on investments	2,555,019
$(4,147,120)
Mid-Cap Fund:
Accumulated net realized losses	$(17,127,074)
Net unrealized appreciation on investments	9,378,294
$(7,748,780)
Small/Mid-Cap Fund:
Accumulated net realized gains	$20,562
Net unrealized appreciation on investments	135,612
$156,174
Disciplined Equity Fund:
Accumulated net realized losses	$(442,864)
Net unrealized appreciation on investments	1,249,940
$807,076
Balanced Fund:
Accumulated net realized losses	$(730,407)
Net unrealized appreciation on investments	993,992
$263,585

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Funds adopted the provisions of FASB guidance on accounting for uncertainty in income taxes. The implementation of this guidance resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds.

As of and during the year ended December 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any,

Notes to Financial Statements (continued)

related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

As of December 31, 2009, capital loss carryovers available to offset future capital gains for federal income tax purposes were as follows:

Expiration Date	Investors Fund	Mid-Cap Fund	Disciplined Equity Fund
December 31, 2010	$130,741	--	--
December 31, 2016	2,376,096	$8,967,149	$234,547
December 31, 2017	4,195,302	8,159,925	208,317

Balanced Fund
December 31, 2016	$235,669
December 31, 2017	494,738

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2009 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. In the Mid-Cap Fund and Small/Mid-Cap Fund, a permanent book and tax difference relating to net investment losses in the amount of $409,288 and $2,595, respectively, was reclassified from accumulated undistributed net investment income to paid in capital and accumulated net realized gains.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Funds purchase securities under agree-ments to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same investment adviser, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of December 31, 2009, the Investors Fund had approximately a 9.9% interest, the Mid-Cap Fund approximately a 54.8% interest, the Small/Mid-Cap Fund approximately a 0.5% interest, the Disciplined Equity Fund approximately a 9.7% interest and  the Balanced Fund approximately a 2.6% interest in the consolidated repurchase agreement of $20,368,715 collateralized by $20,776,263 in Fannie Mae Mortgage Backed Security Notes. Proceeds at maturity were $20,368,738.

3. Investment Advisory Fees. The investment adviser to the Trust, Madison Investment Advisors, Inc. and Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (together, the "Adviser"), earns an advisory fee equal to 0.75% per annum of the average net assets of the Mid-Cap, Small/Mid-Cap, Disciplined Equity and Balanced Funds and the first $100 million in the Investors Fund. The advisory fee paid by the Investors Fund is reduced to 0.60% per annum on assets over $100 million. The fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2009 were as follows:

	Purchases	Sales
Investors Fund:
U. S. Gov’t Securities	--	--
Other	$22,660,816	$22,062,095
Mid-Cap Fund:
U. S. Gov’t Securities	--	--
Other	$82,858,211	$67,012,788
Small/Mid-Cap Fund:
U. S. Gov’t Securities	--	--
Other	$1,265,053	$544,544

Notes to Financial Statements (continued)

	Purchases	Sales
Disciplined Equity Fund:
U. S. Gov’t Securities	--	--
Other	$40,094,570	$5,458,832
Balanced Fund:
U. S. Gov’t Securities	$773,114	$367,774
Other	$5,161,219	$5,409,963

5. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees, presented below for the year ended December 31, 2009, are accrued daily and paid monthly. This percentage was 0.50% for the Small/Mid-Cap Fund and 0.35% for the Disciplined Equity Fund. Additionally, for the Disciplined Equity Fund, the Adviser agreed to waive 0.11% of this fee. This waiver may end at any time. The direct expenses paid by the Small/Mid-Cap Fund and Disciplined Equity Fund and described below come out of this fee.

The percentage for the Balanced Fund was 0.41% plus 0.09% for payment of direct expenses described below. For the Investors Fund, this fee was 0.23% on the first $100 million and 0.20% on all assets greater than $100 million through February 5, 2009. Effective February 6, 2009, this fee was capped at 0.24% on the Fund’s assets at current levels. The direct expenses noted below are paid out of this capped fee. Prior to February 6, 2009, these direct expenses were outside the scope of this fee (0.01%). For the Mid-Cap Fund, this fee was 0.48% on the first $150 million and 0.45% on all assets greater than $150 million plus 0.03% for payment of direct expenses described below.

The Funds pay the expenses of the Funds’  Independent Trustees directly. For the year ended December 31, 2009, these fees were $15,500, $15,500, $0, $1,500 and $3,500, for the Investors, Mid-Cap, Small/Mid-Cap, Disciplined Equity and Balanced Funds, respectively.

The Funds also pay the expenses of the Funds’  independent registered public accountants directly. For the year ended December 31, 2009, the amounts expensed for these fees were $14,500, $23,000, $1,250, $3,600 and $5,750 for the Investors, Mid-Cap, Small/Mid-Cap, Disciplined Equity and Balanced Funds, respectively.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost of securities for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of December 31, 2009:

	Investors Fund	Mid-Cap Fund
Aggregate Cost	$37,160,850	$130,675,562
Gross unrealized appreciation	3,826,168	15,494,154
Gross unrealized depreciation	(1,271,149)	(6,115,860)
Net unrealized appreciation	$2,555,019	$9,378,294

	Small/ Mid-Cap Fund	Disciplined Equity Fund
Aggregate Cost	$925,500	$40,327,327
Gross unrealized appreciation	151,001	1,476,074
Gross unrealized depreciation	(15,389)	(226,134)
Net unrealized appreciation	$135,612	$1,249,940

Balanced Fund
Aggregate Cost	$11,411,851
Gross unrealized appreciation	1,166,482
Gross unrealized depreciation	(172,490)
Net unrealized appreciation	$993,992

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended December 31,
Investors Fund	2009	2008
In Dollars
Shares sold	$6,615,204	$2,371,218
Shares issued in reinvestment of dividends	134,890	2,069,858
Total shares issued	6,750,094	4,441,076
Shares redeemed	(4,731,076)	(14,719,684)
Net increase (decrease)	$2,019,018	$(10,278,608)

In Shares
Shares sold	528,650	154,758
Shares issued in reinvestment of dividends	8,951	190,420
Total shares issued	537,601	345,178
Shares redeemed	(381,744)	(903,981)
Net increase (decrease)	155,857	(558,803)

Notes to Financial Statements (continued)

	Year Ended December 31,
Mid-Cap Fund	2009	2008
In Dollars
Shares sold	$46,974,339	$45,558,885
Shares issued in reinvestment of dividends	--	4,664,982
Total shares issued	46,974,339	50,223,867
Shares redeemed	(24,415,024)	(47,862,407)
Net increase	$22,559,315	$2,361,460

In Shares
Shares sold	6,112,573	4,387,485
Shares issued in reinvestment of dividends	--	641,675
Total shares issued	6,112,573	5,029,160
Shares redeemed	(2,997,580)	(4,805,004)
Net increase	3,114,993	224,156

Year Ended December 31,
Small/Mid-Cap Fund	2009
In Dollars
Shares sold	$967,188
Shares issued in reinvestment of dividends	85,951
Total shares issued	1,053,139
Shares redeemed	(153,300)
Net increase	$899,839
In Shares
Shares sold	96,421
Shares issued in reinvestment of dividends	7,139
Total shares issued	103,560
Shares redeemed	(15,000)
Net increase	88,560

	Year Ended December 31,
Disciplined Equity Fund	2009	2008
In Dollars
Shares sold	$36,598,913	$343,286
Shares issued in reinvestment of dividends	47,426	86,250
Total shares issued	36,646,339	429,536
Shares redeemed	(305,807)	(209,254)
Net increase	$36,340,532	$220,282

	Year Ended December 31,
Disciplined Equity Fund (cont.)	2009	2008
In Shares
Shares sold	3,232,595	31,179
Shares issued in reinvestment of dividends	4,068	9,790
Total shares issued	3,236,663	40,969
Shares redeemed	(31,636)	(18,775)
Net increase	3,205,027	22,194

	Year Ended December 31,
Balanced Fund	2009	2008
In Dollars
Shares sold	$596,811	$553,255
Shares issued in reinvestment of dividends	115,728	574,299
Total shares issued	712,539	1,127,554
Shares redeemed	(1,012,531)	(1,525,155)
Net decrease	$(299,992)	$(397,601)

In Shares
Shares sold	40,612	35,053
Shares issued in reinvestment of dividends	8,145	41,331
Total shares issued	48,757	76,384
Shares redeemed	(72,138)	(96,967)
Net decrease	(23,381)	(20,583)

8. Line of Credit. The Investors Fund, Balanced Fund, Disciplined Equity Fund and Mid-Cap Fund have lines of credit of $13 million, $4 million, $1 million and $35 million, respectively. Each line is a revolving credit facility with a bank to be used for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. Each Fund paid $250 for the year to maintain its line of credit. During the year ended December 31, 2009, the Mid-Cap, Disciplined Equity and Balanced Funds did not borrow on their respective lines of credit. The Investors Fund had total draws during the year of $105,000 with interest paid on those draws of $8. All draws were paid back by the end of the year.

Notes to Financial Statements (concluded)

9. Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds’ financial statements through February 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Madison Mosaic Equity Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Madison Mosaic Equity Trust (the "Trust"), including the Investors Fund, Balanced Fund, Mid-Cap Fund, Small/Mid-Cap Fund and Disciplined Equity Fund (collectively, the "Funds"), as of December 31, 2009 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and for the year then ended for the Small/Mid-Cap Fund and the financial highlights for each of the five years in the period then ended and for the year ended December 31, 2009 for the Small/Mid-Cap Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the Funds’ custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of December 31, 2009, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and for the year then ended for the Small/Mid-Cap Fund and financial highlights for each of the five years in the period then ended and for the year ended December 31, 2009 for the Small/Mid-Cap Fund, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

(signature)

Chicago, Illinois
February 25, 2010

Other Information
Fund Expenses

Example: As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in any fund and to compare these costs with the ongoing costs of investing in other mutual funds. See Notes 3 and 5 above for an explanation of the types of costs charged by the Funds. This Example is based on an investment of $1,000 invested on July 1, 2009 and held for the six-months ended December 31, 2009.

Actual Expenses
The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Investors Fund	$1,000.00	$1,221.72	1.00%	$5.66
Mid-Cap Fund	$1,000.00	$1,183.40	1.26%	$7.03
Small/Mid-Cap Fund	$1,000.00	$1,170.24	1.24%	$6.89
Disciplined Equity Fund	$1,000.00	$1,218.52	0.96%*	$5.42
Balanced Fund	$1,000.00	$1,159.54	1.25%	$6.86
*After fee waiver. See Note 5.1For the six-months ended December 31, 2009.2Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not any Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a Fund offered by the Trust and other funds. To do so, compare the 5.00% hypothetical example relating to the applicable Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Other Information (continued)

Based on Hypothetical Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Investors Fund	$1,000.00	$1,025.47	1.00%	$5.09
Mid-Cap Fund	$1,000.00	$1,025.47	1.26%	$6.44
Small/Mid-Cap Fund	$1,000.00	$1,025.47	1.24%	$6.33
Disciplined Equity Fund	$1,000.00	$1,025.47	0.96%*	$4.88
Balanced Fund	$1,000.00	$1,025.47	1.25%	$6.36
*After fee waiver. See Note 5.1For the six-months ended December 31, 2009.2Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust only invests in non-voting securities. Nevertheless, the Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust’s portfolios. These policies are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust’s proxy voting policies may also be obtained by visiting the Securities and Exchange Commission ("SEC") web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call Madison Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal. The Trustees considered a number of factors when the Board most recently approved the advisory contract between the Adviser and the Trust in July 2009.Rather than providing you with a list of factors or conclusory statements that explained the Board’s decisionmaking process, the following discussion is designed to describe what you would have seen and heard if you had been at the Trust’s Board meeting when it most recently approved the advisory contract:

With regard to the investment performance of each fund and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices. In particular, the Board

Other Information (continued)

recognized that the Adviser’s core philosophy to "participate and protect" (with the intent of participating in market rallies and protecting shareholder value during market declines) can result in underperformance when more risky securities and cyclical sectors are in favor. In keeping to its convictions, the Board recognized that the Adviser’s philosophy generally resulted in both peer and benchmark outperformance for the year ended June 30, 2009 by both equity and fixed-income portfolios (non-money market) during a time of market turmoil of historic proportions.

A comprehensive discussion of fund performance and market conditions followed.

The officers of the Adviser discussed the Adviser’s methodology for arriving at the peer groups and indices used for performance comparisons. The Board reviewed both short-term and long-term standardized performance, i.e. one, five and ten year (or since inception) average annual total returns for each fund and comparable funds, as well as standardized yields for fixed income funds.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from the relationship with each fund, the Board reviewed the expense ratios for each Madison Mosaic fund compared with funds with similar investment objectives and of similar size. The Board reviewed such comparisons based on a variety of peer group comparisons from data extracted from industry databases including comparison to funds with similar investment objectives based on their broad asset category and total asset size, as well as from data provided directly by funds that most resembled each portfolio in the various Madison Mosaic mutual funds (collectively with the Trust referred to as the "Trusts") based on the portfolio’s asset size and investment objective for the last year. Officers of the Adviser discussed the objective manner by which Madison Mosaic fees were compared to fees in the industry.

As in past years, the Trustees recognized that each Madison Mosaic fund’s fee structure should be reviewed based on total fund expense ratio rather than simply comparing advisory fees to other advisory fees in light of the simple expense structure maintained by the Trusts (i.e. a single advisory and a single services fee, with only the fixed fees of the Independent Trustees and auditors paid separately). As such, the Board focused its attention on the total expense ratios paid by other funds of similar size and category when considering the individual components of the expense ratios. The Board also recognized that investors are often required to pay distribution fees (loads) over and above the amounts identified in the expense ratio comparison reviewed by the Board, whereas no such fees are paid by Madison Mosaic shareholders.

The Trustees sought to ensure that fees were adequate so that the Adviser did not neglect its management responsibilities for the Trusts in favor of more "profitable" accounts. At the same time, the Trustees sought to ensure that compensation paid to the Adviser was not unreasonably high. With these considerations in mind, the Board compared the Adviser’s fee schedule for separately managed accounts with the fees paid by the Trusts. The Trustees recognized that the Adviser provides vastly more services to the Trusts than it does for separately managed accounts. The Board also reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide pursuant to its Services Agreements with the Trusts, such compensation generally does not cover all costs due to the relatively small size of the funds in the Madison Mosaic family. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Adviser from its investment advisory fees earned. For these reasons, the Trustees recognized that examination of the Trusts’ total expense ratios compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

In reviewing costs and profits, the Trustees recognized that Madison Mosaic Funds are to a certain extent "subsidized" by the greater Madison Investment Advisors, Inc. organization because the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who served as Trust officers, as well as facility costs (rent), could not be supported by fees received from the Trusts alone.

Other Information (concluded)

However, although Madison Mosaic represents only a few hundred million dollars of assets out of the multiple billions of assets managed by the Madison Investment Advisors, Inc. organization in Wisconsin at the time of the meeting, the Trusts are profitable to the Adviser at the margin because such salaries and fixed costs are proportionately paid from revenue generated by management of the remaining assets. The Trustees reviewed a profitability analysis of the funds. In reviewing such matters, the Trustees understood, and the Adviser confirmed, that for purposes of the profitability analyses prepared for the written materials presented to the Trustee, excluded were the cost of salaries and benefits of portfolio managers and most other Advisory personnel other than the few whose duties were solely dedicated to Trust administration. As such, the Adviser’s profit margins would be much lower had a pro-rata portion of the compensation-related expenses of all personnel involved in some way with fund management and Advisory firm overhead had been factored into the analyses. However, the Adviser confirmed that although the fees paid by the Trusts at their present size might not be sufficient to profitably support a "stand-alone" mutual fund complex, the funds are reasonably profitable to the Adviser as part of its larger, diversified organization.

The Trustees recognized that Madison Mosaic’s reputation benefited the Adviser’s reputation in attracting separately managed accounts and other investment advisory business. In sum, the Trustees recognized that Madison Mosaic Funds are important to the Adviser, are managed with the attention given to other firm clients and are not treated as "loss leaders."

A general and detailed discussion regarding fees followed. As part of the Board’s review of the costs of services and the profits to be realized by the Adviser, the Board considered the scope, reasonableness and propriety of the securities research and any so-called "soft dollar" benefits that the Adviser receives in connection with equity brokerage transactions.

The Trustees recognized that the Adviser had capped fees in connection with the Investors Fund during the year to help it maintain market competitiveness despite its relatively small size. Finally, the Trustees recognized that the Adviser was currently waiving fees and expenses applicable to the Disciplined Equity Fund for the same reasons.

With regard to the extent to which economies of scale would be realized as a fund grows, the Trustees recognized that Madison Mosaic Funds, both individually and as a complex, remain small and that economies of scale would likely be addressed after funds see assets grow significantly beyond their current levels. In light of their size, the Trustees noted that at current asset levels, it was premature to discuss economies of scale for any funds.

Finally, the Board reviewed the role of Mosaic Funds Distributor, LLC. They noted that the Adviser pays all distribution expenses of Madison Mosaic Funds because the Trusts do not pay distribution fees. Such expenses include FINRA regulatory fees and "bluesky" fees charged by state governments in order to permit the funds to be offered in the various United States jurisdictions.

The Board then asked the Adviser if there was anything else not provided in written Board materials or orally presented to the Board for consideration that the Adviser wished to disclose in connection with the proposed renewal of the investment advisory agreements between it and the applicable Trusts. Representatives of the Adviser confirmed that there were no additional matters for the Trustees to consider.

Based on all of the material factors explained above, plus a number of other matters that the Trustees are generally required to consider under guidelines developed by the Securities and Exchange Commission, the Trustees concluded that the Adviser’s contract should be renewed for another year.

Trustees and Officers

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank1 1960	President, 1996 - Present, and Trustee, 2001- Present
Madison Investment Advisors, Inc. ("MIA"), Managing Director and Vice President, 1986 - Present; Madison Asset Management, LLC ("MAM"), Director and Vice President,
2004 - Present; Madison Mosaic, LLC, President, 1996 -
 Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund (closed end fund), President, 1996 - Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19) (mutual funds), President, 2009 - Present
Madison Mosaic Funds (all but Equity Trust) and Madison Strategic Sector Premium Fund, 1996 - Present;MEMBERS Mutual Funds (13) and Ultra Series Fund (19), 2009 - Present
Frank E. Burgess1 1942	Trustee and Vice President, 1996 - Present
MIA, Founder, President and Director, 1973 - Present;
MAM, President and Director, 2004 - Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, Vice President, 1996 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Vice President, 2009 - Present

Madison Mosaic Funds (13), Madison Strategic Sector Premium Fund, and Madison/Claymore Covered Call & Equity Strategy Fund, 1996 - Present; Capitol Bank of Madison, WI, 1995 -Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present

Jay R. Sekelsky 1959	Vice President, 1996 - Present
MIA, Managing Director and Vice President, 1990 - Present; MAM, Director, 2009 - Present; Madison Mosaic, LLC, Vice President, 1996 - Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, Vice President, 1996 - Present; Madison/Claymore Covered Call & Equity Strategy Fund, Vice President, 2004 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Vice President, 2009 - Present
N/A
Paul Lefurgey1964	Vice President, 2009 - Present
MIA, Managing Director, Head of Fixed Income, 2005 - Present; Madison Mosaic Funds (13 funds, including the Trust), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; MEMBERS Capital Advisors, Inc. ("MCA") (investment advisory firm), Madison, WI, Vice President 2003 - 2005; MEMBERS Mutual Funds (13) and Ultra Series Fund (19),  Vice President, 2009 - Present
N/A

1 "Interested person" as defined in the Investment Company Act of 1940. Considered an interested Trustee because of the position held with the investment adviser of the Trust.

Trustees and Officers (continued)

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Greg D. Hoppe1969	Treasurer, 2009 - Present Chief Financial Officer, 1999 - 2009
MIA, Vice President, 1999 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic, LLC, Vice President, 1999 -
Present; Madison Mosaic Funds (13 funds, including  the Trust), Treasurer, 2009 - Present; Chief Financial Officer, 1999 -
2009; Madison Strategic Sector Premium Fund,  Treasurer, 2005 - Present; Chief Financial Officer, 2005 - 2009; Madison/Claymore Covered Call & Equity Strategy Fund, Vice President, 2008 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Treasurer, 2009 - Present
N/A
Holly S. Baggot1960	Secretary and Assistant Treasurer, 2009 - Present
MAM, Vice President, 2009 - Present; MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations,
2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005; Madison Mosaic Funds (13 funds, including  the Trust), Secretary and Assistant Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Assistant Treasurer, 2009 - Present; Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007
N/A
W. Richard Mason1960	Chief Compliance Officer, 1992 - PresentCorporate Counsel and Assistant Secretary, 2009 - PresentGeneral Counsel and Secretary, 1992 - 2009
MIA, MAM, Madison Scottsdale, LC (an affiliated investment advisory firm of MIA) and Madison Mosaic, LLC, General Counsel and Chief Compliance Officer, 1996 - 2009; Chief Compliance Officer and Corporate Counsel, 2009 -  Present; Mosaic Funds Distributor, LLC (an affiliated brokerage firm of MIA), Principal, 1998 - Present; Concord Asset Management ("Concord") (an affiliated investment advisory firm of MIA), LLC, General Counsel, 1996 - 2009; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, General Counsel, Chief Compliance Officer, 1992 - 2009; Chief Compliance Officer, Corporate Counsel, Secretary and Assistant Secretary, 2009 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
N/A
Pamela M. Krill1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
MIA, MAM, Madison Scottsdale, LC, Madison Mosaic, LLC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 - Present; Madison Mosaic Funds (13 funds, including the Trust), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009; Godfrey &  Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007
N/A

Trustees and Officers (concluded)

Independent Trustees
Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Philip E. Blake1944	Trustee, 2001 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	46
Madison Newspapers, Inc., 1993 - Present; Meriter Hospital & Health Services, 2000 - Present; Edgewood College, 2003 - Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, 1996 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), 2009 - Present

James R Imhoff, Jr.1944	Trustee, 1996 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	46
Park Bank, 1978 - Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, 1996 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 1996 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), 2009 - Present

Lorence D. Wheeler1938	Trustee, 1996 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1997 - 2001	46
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, 1996 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 1996 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), 2009 - Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2 As of the date of this Annual Report, the Fund Complex consists of the Trust with 6 portfolios, the MEMBERS Mutual Funds with 13 portfolios, the Ultra Series Fund with 19 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Income, Tax-Free and Government Money Market Trusts, which together have 7 portfolios, for a grand total of 46 separate portfolios in the Fund Complex.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Madison Mosaic Funds at 1-800-368-3195.

The Madison Mosaic Family of Mutual Funds

Madison Mosaic Equity Trust
Investors Fund
Balanced Fund
Mid-Cap Fund
Small/Mid-Cap Fund
Disciplined Equity Fund
Madison Institutional Equity Option Fund

Madison Mosaic Income Trust
Government Fund
Core Bond Fund
Institutional Bond Fund
Corporate Income Shares (COINS) Fund

Madison Mosaic Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Madison Mosaic Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSFER AGENT
Madison Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

550 Science Drive
Madison, Wisconsin 53711

(Madison Mosaic logo)
Madison Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3615

Annual Report
December 31, 2009

Madison Institutional Equity Option Fund (MADOX)

Active Equity Management combined with a Covered Call Option Strategy

Madison Investment Advisors, Inc.
www.madisonfunds.com

MADOX - Madison Institutional Equity Option Fund

Table of Contents

Management’s Discussion of Fund Performance	1
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Information	15
Trustees and Officers	17

Management’s Discussion of Fund Performance
What happened in the market during 2009?

With a sense of relief, U.S. equity markets ended the year in much better form than they began. In the first months of 2009 the U.S. economy was in a very deep recession, which some were characterizing as the start of a new depression. Housing was in disarray, the auto market had serious problems, unemployment was rising and the credit markets were deteriorating. There was widespread fear that the major banks would be nationalized and by early March these factors had driven the market down by some 25%. Since then we’ve experienced a sizable recovery, a record rally in a very short time. Massive government stimulus has unfrozen credit markets, economic recovery is underway and market psychology has shifted from fear to optimism, some would say hyper-optimism. As a result, the S&P 500 managed a very strong 26.46% return in 2009 with a 6% boost coming in the fourth quarter.

Although defensive sectors led the way in the early portion of the year as the market continued to swoon, once the recovery gathered steam, cyclical sectors began to assert leadership. The Technology, Consumer Discretionary and Materials Sectors were the ultimate leaders over the full year as expectations grew for a global economic recovery. The Financial Sector, which had been decimated in late 2008 and early 2009, rebounded sharply in the second and third quarter as a semblance of stability returned to the banking system. Despite its defensive nature and the specter of dramatic reform, the Health Care Sector also rebounded strongly, particularly late in the year as reform efforts seemed to lose momentum.

Given the dire environment as the year began, investor fear was very high and as a result, market volatility was near the all-time highs reached in late 2008. The CBOE Market Volatility Index (VIX) traded in the range of 40 to 50 early in the year but trended lower as the stock market recovered and fear subsided, ending the year just above 20.

How did the fund perform given the marketplace conditions during 2009?

We are very pleased to report that MADOX had a solid year, outperforming through the market declines in the first quarter and the rally that followed. For the year ended December 31, 2009, the fund provided a total return of 29.05%. This compared favorably to the S&P 500 Index which returned 26.46% and the CBOE S&P BuyWrite Index (BXM) which posted a 25.91% return over the same period. The fund’s strong performance during the period was powered by a combination of very favorable underlying stock performance coupled with an option strategy that allowed the fund to participate in the market rally.

Much transpired throughout the year from a portfolio strategy standpoint. Early in the year, the portfolio was structured to provide the most protection possible by taking advantage of the extremely high option premiums that resulted from the excessively high level of market volatility. As the market bottomed, call options were written meaningfully out-of-the-money in order to allow the portfolio to participate in a market rebound. This strategy worked extremely well and allowed the fund to recover as the market advanced. Through mid-year, as the market continued its recovery, the fund shifted to a more defensive posture as concerns grew that the market may have moved too far ahead of actual underlying economic and corporate fundamentals. The fund wrote call options closer-to-the-money and on a larger portion of the portfolio holdings.

Describe the fund’s portfolio equity and option structure.

As of December 31, 2009, the fund held 35 equity securities and unexpired covered call options were written against 74.3% of the fund’s stock holdings. During 2009, the fund generated premiums of $571,111 from its covered call writing activities. It is the strategy of the fund to write "out-of-the-money" call options and as of December 31, 62.1% of the fund’s call options (18 of 29 different options) remained "out-of-the-money." (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder.) The number of "out-of-the-money" options has declined from the beginning of the year as the strength of the market rally has moved many share prices above their corresponding option strike prices. The fund’s managers have also begun writing options "closer-to-the-money" in order to capture higher

1

MADOX | Madison Institutional Equity Option Fund | Management’s Discussion of Fund Performance | continued

premium income and provide the fund added protection from a reversal in the market’s upward surge.

Which sectors are prevalent in the fund?

From a sector perspective, MADOX’s largest exposure as of December 31, 2009 was to industries in the Financial Sector, followed by those in the Health Care, Energy, Technology (and technology related), and Consumer Discretionary Sectors. The fund was not invested in industries in the Materials, Consumer Staples, Telecommunication Services and Utilities Sectors of the economy as of year-end.

Discuss the fund’s security and option selection process.

The fund is supported by two teams of investment professionals. We like to think of these teams as a "right hand" and "left hand" meaning they work together to make common stock and option decisions. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing. The fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable "PEG" ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the "beat the street" mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the "instant gratification" school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Consumer Discretionary 9.0%
Consumer Services 5.5%
Short-term 27.3%
Energy 13.7%
Technology 10.3%
Financials 17.5%
Health Care 16.0%
Insurance 0.7%

*Percent of Total Investments

2

MADOX | Madison Institutional Equity Option Fund | Management’s Discussion of Fund Performance | concluded

Once we have selected attractive and solid names for the fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the fund can participate in some stock appreciation. By receiving option premiums, the fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

What is management’s outlook for the market and fund in 2010?

With 2009 providing a turning point in the stock market and economy, our outlook for 2010 is optimistic, although tempered by the fact that the market has already enjoyed such a strong recovery. We expect the economy to improve in 2010, especially internationally. Corporate profitability should continue to expand behind solid margins, productivity gains and improving revenue growth. Even though interest rates may move upward, they should remain at a relatively low level, which is positive for valuations. We also see substantial assets still in cash and lower yielding bonds which could come back into the stock market and provide support. Although deep recessions, such as the one we have recently experienced, have historically been followed by steep recoveries, we believe the current recovery will likely be slower than history might suggest due to some lingering headwinds. High unemployment, stagnant wage growth and the prospect of higher taxes are causing consumers to save more and spend less, crimping a key economic driver. Additionally, the financial system, while recovering, remains wounded as does the housing market. In general, we expect economic growth to be moderately positive but below the long-term trend line of 3-4%.

The explosive rally from the March 2009 lows was focused on lower quality and economically sensitive areas with the expectation that the economy would bounce back. This is characteristic of the first leg of a recovery. As we move to the next leg, the market should take its direction from actual signs of improving economic and company fundamentals which should bring the spotlight to higher quality, blue chip companies which remain the focus within MADOX’s portfolio.

Over the near term, we expect the stock market to consolidate its significant gains from the market lows with increasing risk relating to the possibility that lofty expectations of economic growth may be overly optimistic. While we wait for economic and corporate reality to catch up with expectations, we remain relatively defensively postured.

TOP TEN STOCK HOLDINGS AS OF

DECEMBER 31, 2009 FOR MADISON

INSTITUTIONAL EQUITY OPTION FUND
Apache Corp.	5.13%
UnitedHealth Group, Inc.	4.49%
Wells Fargo & Co.	4.47%
Biogen Idec	4.43%
Capital One Financial Corp.	3.81%
State Street Corp.	3.61%
XTO Energy Inc.	3.47%
Cisco Systems, Inc.	3.37%
Lowe's Companies, Inc.	3.33%
Bank of NY Mellon Corp.	3.24%

3

MADOX | Madison Institutional Equity Option Fund

Portfolio of Investments | December 31, 2009
Number of SharesValue
	COMMON STOCKS: 90.9% of net assets

	CONSUMER DISCRETIONARY: 11.2%
10,000	American Eagle Outfitters, Inc.	$ 169,800
8,600	Lowe’s Companies, Inc.	201,154
7,000	Starbucks Corp.*	161,420
3,000	Target Corp.	145,110

	CONSUMER SERVICES: 6.9%
5,000	eBay Inc.*	117,700
4,700	Garmin Ltd.	144,290
5,000	Intuit Inc.*	153,550

	ENERGY: 17.1%
3,000	Apache Corp.	309,510
4,000	Noble Corp.	162,800
2,100	Transocean Ltd.*	173,880
10,000	Weatherford International Ltd.*	179,100
4,500	XTO Energy Inc.	209,385

	FINANCIALS: 21.9%
7,878	Bank of America Corp.	118,643
7,000	Bank of NY Mellon Corp.	195,790
6,000	Capital One Financial Corp.	230,040
14,000	Citigroup Inc.	46,340
12,000	Marshall & Isley Corp.	65,400
6,000	Morgan Stanley	177,600
5,000	State Street Corp.	217,700
10,000	Wells Fargo & Co.	269,900

	HEALTH CARE: 20.0%
5,000	Biogen Idec*	267,500
2,000	Genzyme Corp.*	98,020
3,400	Gilead Sciences, Inc.	147,152
8,000	Mylan, Inc.*	147,440
5,000	Pfizer Inc.	90,950
5,000	St. Jude Medical, Inc.*	183,900
8,900	UnitedHealth Group, Inc.	271,272

	INSURANCE: 0.9%
9,000	MGIC Investment Corp.*	52,020

Number of Shares		Value
	TECHNOLOGY: 12.9%
3,000	Altera Corp.	$ 67,890
20,000	Brocade Communications Systems, Inc.*	152,600
8,500	Cisco Systems, Inc.*	203,490
4,200	EMC Corp.	73,374
19,000	Flextronics International Ltd.*	138,890
4,500	Xilinx Inc.	112,770
1,000	Zebra Technologies Corp. - Class A*	28,360

	TOTAL COMMON STOCKS (Cost $7,968,048)	$5,484,740

	SHORT-TERM INVESTMENTS:
	REPURCHASE AGREEMENT: 34.4%
	With U.S. Bank National Association issued 12/31/09 at 0.01%, due 1/4/10, collateralized by $2,118,041 in Fannie Mae MBS #555408 due 4/1/33. Proceeds at maturity are $2,076,495 (Cost $2,076,493)	2,076,493

	TOTAL INVESTMENTS: 125.3% of net assets (Cost $10,044,541)	$7,561,233

	LIABILITIES LESS CASH AND OTHER ASSETS: (18.6%)	(1,117,436)
	Total Call Options Written: (6.7%)	(406,870)

	NET ASSETS: 100%	$6,036,927
*Non-income producing.

The Notes to Financial Statements are an integral part of this statement.

4

MADOX | Madison Institutional Equity Option Fund | Portfolio of Investments | concluded

Contracts (100 shares per contract)	CALL OPTIONS WRITTEN	Expiration Date	Exercise Price	Market Value
30.00	Altera Corp.	6/19/2010	$24.00	$ 3,675
100.00	American Eagle Outfitters, Inc.	5/22/2010	17.50	15,000
30.00	Apache Corp.	4/17/2010	95.00	34,950
50.00	Biogen Idec	4/17/2010	55.00	12,875
30.00	Capital One Financial Corp.	3/20/2010	41.00	5,070
85.00	Cisco Systems, Inc.	1/16/2010	20.00	33,788
50.00	eBay Inc.	1/16/2010	20.00	17,750
42.00	EMC Corp.	7/17/2010	18.00	5,712
47.00	Garmin Ltd	7/17/2010	33.00	13,513
20.00	Genzyme Corp.	4/17/2010	52.50	3,850
34.00	Gilead Sciences, Inc.	5/22/2010	49.00	3,570
32.00	Intuit Inc.	1/16/2010	25.00	18,240
18.00	Intuit Inc.	1/16/2010	27.50	5,760
86.00	Lowe’s Companies, Inc.	7/17/2010	25.00	11,610
20.00	Morgan Stanley	1/16/2010	30.00	1,130
40.00	Morgan Stanley	7/17/2010	32.00	8,340
80.00	Mylan, Inc.	1/16/2010	15.00	27,600
40.00	Noble Corp	3/20/2010	44.00	5,500
50.00	St. Jude Medical, Inc.	4/17/2010	40.00	5,500
70.00	Starbucks Corp.	1/16/2010	15.00	56,700
50.00	State Street Corp.	5/22/2010	47.00	12,875
30.00	Target Corp.	1/16/2010	42.00	19,200
21.00	Transocean Ltd.	5/22/2010	85.00	12,548
89.00	UnitedHealth Group, Inc.	3/20/2010	28.00	32,040
100.00	Weatherford International Ltd.	5/22/2010	20.00	10,500
50.00	Wells Fargo & Co.	1/16/2010	27.50	2,950
50.00	Wells Fargo & Co.	4/17/2010	31.00	3,900
45.00	Xilinx Inc.	6/19/2010	25.00	9,000
45.00	XTO Energy Inc.	5/22/2010	46.00	13,725

	TOTAL CALL OPTIONS WRITTEN (Premiums received of $311,756)			$406,870

The Notes to Financial Statements are an integral part of this statement.

5

Statement of Assets and Liabilities | December 31, 2009

ASSETS
Investments, at value (Note 1 and 2)
Investment securities	$5,484,740
Repurchase agreements	2,076,493
Total investments (cost $10,044,541)	7,561,233
Receivables
Investment securities sold	43,672
Dividends and interest	1,613
Total assets	7,606,518

LIABILITIES
Options written, at value (premiums received of $311,756)	406,870
Payables
Investment securities purchased	1,156,504
Dividends	167
Auditor fees	5,300
Independent trustee fees	750
Total liabilities	1,569,591

NET ASSETS	$6,036,927

Net assets consists of:
Paid in capital	9,799,136
Accumulated net realized loss on investments and options transactions	(1,183,787)
Net unrealized depreciation on investments and options transactions	(2,578,422)
Net assets	$6,036,927

CAPITAL SHARES ISSUED AND OUTSTANDING
An unlimited number of capital shares authorized, $.01 par value per share (Note 7)	409,376

NET ASSET VALUE PER SHARE	$14.75

The Notes to Financial Statements are an integral part of this statement.

6

Statement of Operations | For the year ended December 31, 2009

INVESTMENT INCOME (Note 1)
Interest income	$ 81
Dividend income	43,298
Total investment income	43,379

EXPENSES (Notes 3 and 5)
Investment advisory fees	39,219
Performance fulcrum fee	(9,838)
Other expenses:
Service agreement fees	2,158
Auditor fees	5,300
Independent trustee fees	3,000
Total other expenses	10,458
Total expenses	39,839

NET INVESTMENT INCOME	3,540

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(1,102,587)
Options	235,032
Net unrealized appreciation (depreciation) on:
Investments	2,381,548
Options	(169,065)

NET GAIN ON INVESTMENTS AND OPTIONS TRANSACTIONS	1,344,928

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,348,468

The Notes to Financial Statements are an integral part of this statement.

7

Statements of Changes in Net Assets

For the period indicated

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 3,540	$ 69,833
Net realized gain (loss) on investments and options transactions	(867,555)	69,727
Net unrealized appreciation (depreciation) on investments and options transactions	2,212,483	(3,245,411)
Net increase (decrease) in net assets resulting from operations	1,348,468	(3,105,851)

DISTRIBUTION TO SHAREHOLDERS
From net investment income	(5,373)	(68,000)
From net capital gains	--	(708,647)
Total distributions	(5,373)	(776,647)

CAPITAL SHARE TRANSACTIONS (Note 7)	$51,981	(4,628,800)

NET INCREASE (DECREASE) IN NET ASSETS	1,395,076	(8,511,298)

NET ASSETS
Beginning of period	$4,641,851	$13,153,149
End of period	$6,036,927	$ 4,641,851

The Notes to Financial Statements are an integral part of this statement.

8

Financial Highlights

Per Share Operating Performance for One Share Outstanding Throughout the Period

	Year Ended December 31,			For the period March 31, 2006* through
	2009	2008	2007	December 31, 2006
Net Asset Value, Beginning of Period	$11.44	$18.13	$21.18	$20.00
Investment Operations
Net investment income	0.01	0.15	0.13	0.10
Net realized and unrealized gain (loss) on investments and options transactions	3.31	(5.40)	(0.84)	1.44
Total from investment operations	3.32	(5.25)	(0.71)	1.54
Less distributions from:
Net investment income	(0.01)	(0.15)	(0.13)	(0.10)
Capital gains	--	(1.29)	(2.21)	(0.26)
Total distributions	(0.01)	(1.44)	(2.34)	(0.36)
Net Asset Value, End of Period	$14.75	$11.44	$18.13	$21.18
Total Investment Return (%)	29.05	(29.91)	(3.98)	7.74
Ratios and Supplemental Data
Net assets, end of period (thousands)	$6,037	$4,642	$13,153	$11,511
Ratio of expenses to average net assets (%)	0.76	0.79	0.95	0.94**
Ratio of net investment Income to average net assets (%)	0.07	0.69	0.65	0.83**
Portfolio turnover (%)	46	40	103	41
* Commencement of operations. ** Annualized.Net asset value figures are based on average daily shares outstanding during the year.

The Notes to Financial Statements are an integral part of this statement.

9

Notes to Financial Statements | December 31, 2009

Note 1 – Summary of Significant Accounting Policies.

Madison Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust currently offers six portfolios, each of which is a diversified mutual fund. This report contains information about one of these portfolios, the Madison Institutional Equity Option Fund (the "Fund"), which commenced operations March 31, 2006. Its objectives and strategies are detailed in its prospectus. The remaining five Trust portfolios present their financial information in a separate report.

Securities Valuation: The Fund adopted Financial Accounting Standards Board ("FASB") guidance on fair value measurements effective January 2008. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. The Fund utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Various inputs as noted above are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

Level 1: Quoted prices in active markets for identical securities

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of December 31, 2009:

Fund	Level 1	Level 2	Level 3	Value at 12/31/2009
Madison Institutional Equity Option
Assets:
Common Stocks	$5,484,740	$ --	$ --	$5,484,740
Repurchase Agreement	--	2,076,493	--	2,076,493
Total	$5,484,740	$2,076,493	$ --	$7,561,233

Liabilities:
Written optons	$ 406,870	$ --	$ --	$ 406.870
Total	$ 406,870	$ --	$ --	$ 406,870
Please see Portfolio of Investments for common stock sector breakdown and listing of all securities within each caption.

10

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | continued

In March 2008, the FASB issued guidance intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. This guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund adopted this guidance effective January 2009.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of December 31, 2009:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts		--	Options written	$406,870

The following table presents the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

	Realized Gain on Derivatives:	Change in Unrealized Depreciation on Derivatives
Derivatives not accounted for as hedging instruments
Equity contracts	$235,032	$(169,065)

In January 2010, amended guidance was issued by FASB for fair value measurement disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Earlier adoption is permitted. In the period of initial adoption, the Funds will not be required to provide the amended disclosures for any previous periods presented for comparative purposes. However, those disclosures are required for periods ending after initial adoption. The impact of this guidance on the Funds’ financial statements and disclosures, if any, is currently being assessed.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Fund. Capital gain distributions, if any, are declared and paid annually at year-end.

11

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | continued

The tax character of distributions paid to shareholders was $5,373 of ordinary income in 2009 and $741,526 of ordinary income and $35,121 of long-term gains in 2008, respectively. The Fund designates 68.73% of dividends declared from net investment income and short-term capital gains during the fiscal year ended December 31, 2009 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Net realized losses on investments	$ (1,125,781)
Net unrealized depreciation on investments	(2,636,428)
$(3,762,209)

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Fund adopted the provisions of FASB guidance on accounting for incertainty in income taxes. The implementation of this guidance resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Fund.

As of and during the year ended December 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

As of December 31, 2009, the Fund had available for federal income tax purposes $1,125,781 of capital loss carryovers which will expire December 31, 2017.

Information on the tax components of investments, excluding option contracts, as of December 31, 2009 is as follows:

Aggregate Cost	$10,102,547
Gross unrealized appreciation	201,115
Gross unrealized depreciation	(2,742,429)
Net unrealized depreciation	$(2,541,314)

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 2 – Investments in Repurchase Agreements.

When the Fund purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same investment adviser, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of December 31, 2009, the Fund had approximately an 10.2% interest in the consolidated repurchase agreement of $20,368,715 collateralized by $20,776,263 in Fannie Mae Mortgage Backed Security Notes. Proceeds at maturity were $20,368,738.

Note 3 – Investment Advisory Fees.

The investment adviser to the Fund, Madison Asset Management, LLC, a controlled subsidiary of Madison Investment Advisors, Inc. (the "Adviser"), earns an advisory fee equal to 0.75% per annum of the average net assets of the Fund. As of April 1, 2007, a fulcrum fee was applied to the advisory fee which can increase, decrease or have no

12

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | concluded

effect on the advisory fee based on certain performance criteria described in the Fund’s prospectus. The fee is accrued daily and is paid monthly.

Note 4 – Investment Transactions.

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2009 were $2,409,174 and $2,883,374, respectively. No U.S. Government securities were purchased or sold during the period.

Note 5 – Other Expenses.

Under a separate Services Agreement, the Adviser will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. The Fund also pays the expenses of the Fund’s Independent Trustees and auditors directly. For the year ended December 31, 2009, these fees amounted to $3,000 and $5,300, respectively. The combined Services Agreement fees paid to the Adviser and Independent Trustees and auditor fees may not exceed 0.20% of average net assets.

Note 6 – Covered Call Options.

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

Transactions in option contracts during the year ended December 31, 2009 were as follows:
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	1,629	$420,804
Options written	2,487	571,111
Options expired	(897)	(238,783)
Options closed	(621)	(167,902)
Options assigned	(1,164)	(273,474)
Options outstanding at end of period	1,434	$311,756

Note 7 – Capital Share Transactions.

An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended December 31,
	2009	2008
In Dollars
Shares sold	$92,646	$ --
Shares issued in reinvestment of dividends	5,206	758,333
Total shares issued	97,852	758,333
Shares redeemed	(45,871)	(5,387,133)
Net increase (decrease)	$51,981	$(4,628,800)

In Shares
Shares sold	6,877	--
Shares issued in reinvestment of dividends	353	55,026
Total shares issued	7,230	55,026
Shares redeemed	(3,453)	(374,854)
Net increase (decrease)	3,777	(319,828)

Note 8 – Subsequent Events.

Management has evaluated the impact of all subsequent events on the Fund’s financial statements through February 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

13

Report of Independent
Registered Public Accounting Firm | December 31, 2009

To the Board of Trustees and Shareholders of Madison Institutional Equity Option Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Madison Institutional Equity Option Fund (the "Fund"), as of December 31, 2009 and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended and for the period from March 31, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the Fund’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, and the results of its operations for the year then ended and the changes of its net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended and for the period from March 31, 2006 (commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

(signature)

Chicago, Illinois

February 25, 2010

14

Other Information

Fund Expenses

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See Notes 3 and 5 above for an explanation of the types of costs charged by the Fund. This Example is based on an investment of $1,000 invested on July 1, 2009 and held for the six-months ended December 31, 2009.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Madison Institutional Equity Option Fund	$1,000.00	$1,153.25	0.76%	$4.22
1For the six-months ended December 31, 2009.2Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Madison Institutional Equity Option Fund	$1,000.00	$1,025.47	0.76%	$3.89
1For the six-months ended December 31, 2009.2Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

15

MADOX | Madison Institutional Equity Option Fund | Other Information | concluded

Forward-Looking Statement Disclosure.

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information.

The Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund. Additionally, information regarding how the Fund voted proxies related to portfolio securities, if applicable, during the period ended June 30, 2009 is available to you upon request and free of charge, by writing to Madison Institutional Equity Option Fund, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund’s proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission ("SEC") web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

16

Trustees and Officers

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank1 1960	President, 1996 - Present
Madison Investment Advisors, Inc. ("MIA"), Managing Director and Vice President, 1986 - Present; Madison Asset Management, LLC ("MAM"), Director and Vice President, 2004 - Present; Madison Mosaic, LLC, President, 1996 - Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund (closed end fund), President, 1996 - Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19) (mutual funds), President, 2009 - Present
Madison Mosaic Funds (all but Equity Trust) and Madison Strategic Sector Premium Fund, 1996 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), 2009 - Present
Frank E. Burgess1 1942	Trustee and Vice President, 1996 - Present
MIA, Founder, President and Director, 1973 - Present; MAM, President and Director, 2004 - Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, Vice President, 1996 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Vice President, 2009 - Present

Madison Mosaic Funds (13), Madison Strategic Sector Premium Fund, and Madison/Claymore Covered Call & Equity Strategy Fund, 1996 - Present; Capitol Bank of Madison, WI, 1995 - Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present

Jay R. Sekelsky 1959	Vice President, 1996 - Present
MIA, Managing Director and Vice President, 1990 - Present; MAM, Director, 2009 - Present; Madison Mosaic, LLC, Vice President, 1996 - Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, Vice President, 1996 - Present; Madison/Claymore Covered Call & Equity Strategy Fund, Vice President, 2004 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Vice President, 2009 - Present
N/A
Paul Lefurgey 1964	Vice President, 2009 - Present
MIA, Managing Director, Head of Fixed Income, 2005 - Present; Madison Mosaic Funds (13 funds, including the Trust), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; MEMBERS Capital Advisors, Inc. ("MCA") (investment advisory firm), Madison, WI, Vice President 2003 - 2005; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Vice President, 2009 - Present
N/A

1 "Interested person" as defined in the Investment Company Act of 1940. Considered an interested Trustee because of the position held with the investment adviser of the Trust.

17

MADOX | Madison Institutional Equity Option Fund | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Greg D. Hoppe 1969	Treasurer, 2009 - Present Chief Financial Officer, 1999 - 2009
MIA, Vice President, 1999 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic, LLC, Vice President, 1999 - Present; Madison Mosaic Funds (13 funds, including the Trust), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Strategic Sector Premium Fund, Treasurer, 2005 - Present; Chief Financial Officer, 2005 - 2009; Madison/Claymore Covered Call & Equity Strategy Fund, Vice President, 2008 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Treasurer, 2009 - Present
N/A
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 - Present
MAM, Vice President, 2009 - Present; MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations,
2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005; Madison Mosaic Funds (13 funds, including the Trust), Secretary and Assistant Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Assistant Treasurer, 2010 - Present; Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007
N/A
W. Richard Mason 1960	Chief Compliance Officer, 1992 - Present Corporate Counsel and Assistant Secretary, 2009 - Present General Counsel and Secretary, 1992 - 2009
MIA, MAM, Madison Scottsdale, LC (an affiliated investment advisory firm of MIA) and Madison Mosaic, LLC, General Counsel and Chief Compliance Officer, 1996 - 2009; Chief Compliance Officer and Corporate Counsel, 2009 - Present; Mosaic Funds Distributor, LLC (an affiliated brokerage firm of MIA), Principal, 1998 - Present; Concord Asset Management ("Concord") (an affiliated investment advisory firm of MIA), LLC, General Counsel, 1996 - 2009; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, General Counsel, Chief Compliance Officer, 1992 - 2009; Chief Compliance Officer, Corporate Counsel, Secretary and Assistant Secretary, 2009 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), Chief
Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
N/A
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
MIA, MAM, Madison Scottsdale, LC, Madison Mosaic, LLC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 - Present; Madison Mosaic Funds (13 funds, including the Trust), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009; Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007
N/A

18

MADOX | Madison Institutional Equity Option Fund | Trustees and Officers | continued

Independent Trustees
Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2001 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	46
Madison Newspapers, Inc., 1993 - Present; Meriter Hospital & Health Services, 2000 - Present; Edgewood College, 2003 - Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, 1996 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), 2009 - Present

James R Imhoff, Jr. 1944	Trustee, 1996 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	46
Park Bank, 1978 - Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, 1996 - Present; Madison/Claymore Covered Call and Equity Strategy Fund,
1996 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), 2009 - Present

Lorence D. Wheeler 1938	Trustee, 1996 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1997 - 2001	46
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (13 funds, including the Trust) and Madison Strategic Sector Premium Fund, 1996 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 1996 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (19), 2009 - Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2 As of the date of this Annual Report, the Fund Complex consists of the Trust with 6 portfolios, the MEMBERS Mutual Funds with 13 portfolios, the Ultra Series Fund with 19 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Income, Tax-Free and Government Money Market Trusts, which together have 7 portfolios, for a grand total of 46 separate portfolios in the Fund Complex.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Madison Mosaic Funds at 1-800-368-3195

19

Madison Investment Advisors, Inc.
550 Science Drive
Madison, WI 53711
1-800-767-0300
www.madisonfunds.com

SEC File Number 811-3615

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended December 31, 2003.

(c) The code has not been amended since it was initially adopted, other than to expand its scope to additional persons or entities to reflect changes occurring over the passage of time.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Madison Mosaic Funds at 800-368-3195 and requesting a copy of the Madison Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

In July 2009, James R. Imhoff, Jr., an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Madison Mosaic independent Trustees who so qualify to serve in that capacity.  He succeeded Lorence D. Wheeler who served in that capacity from August 2008 through July 2009.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.  Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended December 31, 2009 and 2008, respectively, out of the Services Agreement fees collected from or paid on behalf of all Madison Mosaic Funds were $85,300 ($108,000 including the Madison Strategic Sector Premium Fund, an affiliated closed-end fund ("MSP")) and $88,500 ($113,750 including MSP).    Of these amounts, approximately $50,500 and $54,000, respectively, was or will be attributable to Madison Mosaic Equity Trust and the remainder was or will be attributable to audit services provided to other Madison Mosaic Funds registrants.

(b) Audit-Related Fees.  None.

(c) Tax-Fees.  None.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes.  The Trust does not normally hold shareholder meetings.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Equity Trust

By: (signature)
W. Richard Mason, Chief Compliance Officer
Date: February 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)
Katherine L. Frank, Chief Executive Officer
Date: February 22, 2010

By:  (signature)
Greg Hoppe, Chief Financial Officer
Date: February 22, 2010